UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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NEULION, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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2

NEULION, INC.
1600 Old Country Road
Plainview, New York  11803
_______________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
_______________________________

TO THE STOCKHOLDERS OF NEULION, INC.:

The annual meeting of the stockholders of NeuLion, Inc., a Delaware corporation (the “Company”), will be held on June 4, 2015, at 10:00 a.m. Eastern Time at [__________________________________________] (the “Annual Meeting”), for the following purposes:

1.	To elect nine members of the Board of Directors named in the accompanying proxy statement, each for a term of one year.

2.	To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015.

3.
To approve the conversion of a note, in the principal amount of US$27,000,000, issued to PCF 1, LLC in connection with the Company’s acquisition of DivX Corporation into shares of common stock of the Company, at a conversion price of US$1.044853.

4.
To approve an amendment to the Amended and Restated NeuLion, Inc. 2012 Omnibus Securities and Incentive Plan (the “2012 Plan”) to increase the number of shares of the Company’s common stock that may be issued under the 2012 Plan from 30,000,000 to 50,000,000.

5.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

A proxy statement providing information, and a form of proxy to vote, with respect to the foregoing matters accompany this Notice of Annual Meeting.

It is important that your shares of the Company are represented at the Annual Meeting.  Regardless of whether you expect to attend the Annual Meeting, please complete, date and sign the accompanying form of proxy and return it promptly in the enclosed return envelope, or follow the instructions on the enclosed form of proxy to vote your proxy by telephone or by Internet.  If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or nevertheless vote in person at the Annual Meeting.

By Order of the Board of Directors,
/s/ Roy E. Reichbach
Roy E. Reichbach
General Counsel, Corporate Secretary and Director

Dated: April [       ], 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2015:  This Notice of Annual Meeting, our proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 are available on our website at www.neulion.com.

NEULION, INC.
_______________________________

PROXY STATEMENT
_______________________________

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors of NeuLion, Inc., a Delaware corporation (“NeuLion,” the “Company,” “we,” “our” or “us”), of proxies to be voted at our annual meeting of stockholders to be held on June 4, 2015 at 10:00 a.m. Eastern Time at [_______________________________________] and at any adjournment or postponement thereof (the “Annual Meeting”).  You may obtain directions to the Annual Meeting by making a request to the Company at 1600 Old Country Road, Plainview, New York 11803, ATTN:  Corporate Secretary, that is received prior to the date of the Annual Meeting.  Stockholders will be admitted to the Annual Meeting beginning at 9:00 a.m. Eastern Time.

The Notice of Annual Meeting, this proxy statement (“Proxy Statement”) and the accompanying form of proxy are intended to first be sent to stockholders on or about May [      ], 2015.

A copy of the Company’s Annual Report on Form 10-K containing its audited financial statements for the fiscal year ended December 31, 2014 accompanies this Proxy Statement.  Our Annual Report on Form 10-K is not part of this Proxy Statement.

What items will be put to a vote?

The following items will be put to a stockholder vote at the Annual Meeting:

•	The election of nine members of the Board of Directors named in this Proxy Statement, each for a term of one year.

•	The ratification of the appointment of EisnerAmper LLP (“EisnerAmper”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015.
•
The approval of the conversion of a note, in the principal amount of US$27,000,000 (the “Note”), issued to PCF 1, LLC (“PCF”) in connection with the Company’s acquisition of DivX Corporation (“DivX”) into shares of common stock of the Company (“Common Stock”), at a conversion price of US$1.044853.

•
The approval of an amendment to the Amended and Restated NeuLion, Inc. 2012 Omnibus Securities and Incentive Plan (the “2012 Plan”) to increase the number of shares of Common Stock that may be issued under the 2012 Plan from 30,000,000 to 50,000,000 (the “Plan Amendment”).

•	The transaction of any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Who is entitled to vote at the Annual Meeting?

Persons registered on the records of the Company at the close of business on April 15, 2015 (“Record Date”) as holders of Common Stock and Preferred Stock (as defined below) are entitled to receive notice of, and to vote at, the Annual Meeting and at all adjournments or postponements thereof.

As of the Record Date, the Company had outstanding 217,243,180 shares of Common Stock, 17,176,818 shares of Class 3 Preference Shares, par value $0.01 per share (“Class 3 Preferred Stock”), and 10,912,265 shares of Class 4 Preference Shares, par value $0.01 per share (“Class 4 Preferred Stock,” and together with the Class 3 Preferred Stock, the “Preferred Stock”), being all of the classes of stock entitled to vote at the Annual Meeting.  Each share of Common Stock entitles its holder to one vote, and each share of Preferred Stock entitles its holder to one vote.  The Common Stock and Preferred Stock shall vote as one class on all matters covered in this Proxy Statement.

How do I vote?

You may vote your proxy by completing, dating, signing and mailing the accompanying form of proxy in the return envelope provided, or by telephone or by Internet by following the instructions on the form of proxy.  If you vote your shares by telephone or Internet, you do not have to return your proxy card.  The persons acting as proxy will vote your shares as you specify or, in the absence of your specification, as stated on the form of proxy.

You may also vote by attending the Annual Meeting in person.  If you attend the Annual Meeting, you may vote there in person, regardless of whether you have previously voted.  If you wish to vote your shares in person at the Annual Meeting and your shares are registered in the name of a broker, trust, bank or other holder of record, you will need to bring a legal proxy or a letter from that broker, trust, bank or other holder of record that confirms that you are the beneficial owner of those shares.

Your vote is important to the Company.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Computershare Trust Company, N.A., you are the “stockholder of record” of those shares, and this Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided to you directly by the Company.

If your shares are held in a stock brokerage account or by a bank, trust or other holder of record, you are considered the “beneficial owner” of those shares, and this Notice of Annual Meeting and Proxy Statement and any accompanying documents have been forwarded to you by your broker, bank, trust or other holder of record.  As the beneficial owner, you have the right to direct your broker, bank, trust or other holder of record how to vote your shares by using the proxy card or by following the instructions provided by that entity.

What can I do if I change my mind after I vote?

If you are a stockholder of record, you may revoke any proxy before it is exercised by notifying the Company in a writing received at 1600 Old Country Road, Plainview, New York 11803, ATTN: Corporate Secretary, by 5:00 p.m. Eastern Time on June 3, 2015 or by voting a subsequent proxy or by voting in person at the Annual Meeting.  If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, trust, bank or other holder of record.
What is a broker non-vote?  What is an abstention?

If you hold shares through an account with a broker, bank, trust or other holder of record, your shares may be voted on routine matters even if you do not provide voting instructions.  However, when a proposal is not routine and a brokerage firm, bank, trust or other holder of record has not received specific voting instructions from you, it cannot vote your shares on that proposal.  Those shares are considered broker “non-votes.”  An abstention occurs when a stockholder does not cast a ballot on a matter that has been put to a vote and instead marks the “abstain” box on the proxy card.  Broker “non-votes” and abstentions are counted for purposes of determining whether a quorum is present.

Our proposals will be affected by broker “non-votes” and abstentions as follows:

Election of Directors

The election of directors is not considered a routine matter.  The Company’s Bylaws require that in an uncontested election, such as the election at the Annual Meeting, each director will be elected by the affirmative vote of the majority of the votes cast with respect to the director nominee.  The majority of the votes cast means that the number of shares cast “for” a director’s election must exceed the number of votes cast “against” that nominee.  Abstentions and broker “non-votes” are not counted as “for” or “against” a director nominee, and will not have an effect on the outcome of the election of directors.

Ratification of Independent Registered Public Accountants

The ratification of the appointment of EisnerAmper as our independent registered public accounting firm for the fiscal year ended December 31, 2015 is considered a routine matter, and therefore there will be no broker “non-votes” associated with this proposal.  The Company’s Bylaws require the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter to ratify this item.  Abstentions will have the same effect as a vote against this matter.

Approval of Conversion of the Note

The approval of the conversion of the Note issued to PCF into shares of Common Stock is not considered a routine matter.  The rules of the Toronto Stock Exchange (“TSX”) and the terms of the Note require that the conversion of the Note be submitted for stockholder approval.  The Company’s Bylaws require that such conversion be approved by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.  Due to its material interest in the proposal, PCF has agreed to abstain from voting on this proposal.  Broker “non-votes” are not counted as “for” or “against” the approval of the conversion of the Note, and will not have an effect on the outcome of this matter.  Abstentions will have the same effect as a vote against this matter.

Amendment of the 2012 Plan

The approval of the Plan Amendment is not considered a routine matter. The Company’s Bylaws require the Plan Amendment to be approved by the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Broker “non-votes” are not counted as “for” or “against” the Plan Amendment, and will not have an effect on the outcome of the adoption of the Plan Amendment. Abstentions will have the same effect as a vote against this matter.

We encourage you to provide your instructions to your broker, bank, trust or other holder of record regarding the voting of your shares.

What constitutes a quorum for the Annual Meeting?

The presence of the majority of the shares entitled to vote on a matter, in person or represented by proxy, will constitute a quorum at the Annual Meeting or any adjournment or postponement thereof, other than in such cases where a separate vote by a class is required whereby the majority of the outstanding shares of such class, present in person or represented by proxy, will also be required to constitute a quorum with respect to a vote on that matter.  The Company’s list of stockholders as of the Record Date has been used to deliver to stockholders this Notice of Annual Meeting and this Proxy Statement as well as to determine who is eligible to vote.
What are the voting requirements to elect the directors and to approve each of the other proposals discussed in this Proxy Statement?

Under the Company’s Bylaws, directors must be elected by the affirmative vote of the majority of the votes cast with respect to a director nominee in uncontested elections.  This means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that nominee.  The affirmative vote of the majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the ratification of the appointment of EisnerAmper as our independent registered public accounting firm for 2015, the conversion of the Note, the Plan Amendment and each other matter to be voted on at the Annual Meeting.

How does the Board of Directors recommend that I vote?

Your Board of Directors recommends that you vote your shares:

•	‘FOR’ the election of each of the nine nominees to the Board;
•	‘FOR’ the ratification of the appointment of EisnerAmper as our independent registered public accounting firm for 2015;
•	‘FOR’ the approval of the conversion of the Note pursuant to which shares of Common Stock will be issuable to the noteholder, PCF; and
•	‘FOR’ the approval of the Plan Amendment.

Does any director or executive officer of the Company have an interest in the matters to be acted upon at the Annual Meeting?

To the knowledge of the Company, no person who has been a director or an executive officer of the Company at any time since the beginning of the Company’s last fiscal year, no nominee for election as a director of the Company, and no associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting except as disclosed in this Proxy Statement.

Who will pay for the costs of these proxy materials?

The Company will bear the entire cost of preparing, assembling, printing and mailing the Notice of Annual Meeting, the Proxy Statement, the accompanying form of proxy, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, excluding exhibits, and any additional material that may be furnished to stockholders.  Proxies may be solicited through the mails or direct communication with certain stockholders or their representatives by the Company’s officers, directors or employees, who will receive no additional compensation therefor.  The costs of solicitation will be borne by the Company.

Who tabulates the votes?

Votes are counted by employees of Computershare Trust Company, N.A., the Company’s transfer agent and registrar, and certified by the inspectors of election.

Where can I find the voting results of the Annual Meeting?

The Company will report the voting results on a Form 8-K shortly after the Annual Meeting.

What is “householding” and does NeuLion do this?

Householding is a procedure approved by the Securities and Exchange Commission (the “SEC”) by which stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of a company’s proxy statement, form of proxy and annual report from a company, bank, broker, trust or other holder of record, unless one or more of these stockholders notifies such an entity that they wish to continue to receive individual copies.  At the present time, the Company does not “household” for any of our stockholders of record.  However, your bank, broker, trust or other holder of record may be householding your account if you hold your shares in street name.

Could other matters be decided at the Annual Meeting?

At the date of this Proxy Statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

If you return your signed and completed proxy card or vote by telephone or through the Internet and other matters are properly presented at the Annual Meeting for consideration, the proxy appointed by the Board of Directors will have the discretion to vote for you.
Can I access the proxy materials for the Annual Meeting on the Internet or receive another copy?

The notice of Annual Meeting, this Proxy Statement, the form of proxy and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 are available on the Company’s website at www.neulion.com.  Another copy of the notice of Annual Meeting, this Proxy Statement, the form of proxy and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the meeting upon advance written request to NeuLion, Inc., 1600 Old Country Road, Plainview, New York 11803, ATTN: Corporate Secretary.

How do I submit a proposal for inclusion in NeuLion’s proxy material for the annual meeting of stockholders to be held in 2016?

Stockholder proposals may be submitted for inclusion in the Company’s proxy material for the annual meeting of stockholders to be held in 2016 after the Annual Meeting but must be received no later than 5:00 p.m. Eastern Time on December [      ], 2015.  Proposals should be sent via registered, certified or express mail to NeuLion, Inc., 1600 Old Country Road, Plainview, New York 11803, ATTN: Corporate Secretary.  Management carefully considers all proposals and suggestions from stockholders.

How do I submit an item of business for the annual meeting of stockholders to be held in 2016?

Stockholders who intend to present an item of business at the Company’s annual meeting of stockholders to be held in 2016 (other than a proposal submitted for inclusion in the Company’s proxy statement) must provide notice of such business to the Company’s Secretary no earlier than March [      ], 2016 and no later than April [      ], 2016, as set forth more fully in the Company’s Bylaws.

How do I nominate a director for inclusion in NeuLion’s proxy material for the annual meeting of stockholders to be held in 2016?

Stockholder nominees for director may be submitted for inclusion in the Company’s proxy material for the annual meeting of stockholders to be held in 2016 after the Annual Meeting but must be received no later than 5:00 p.m. Eastern Time on December [      ], 2015.  Proposals should be sent via registered, certified or express mail to:  NeuLion, Inc., 1600 Old Country Road, Plainview, New York 11803, ATTN: Corporate Secretary.

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of 11 directors.  The Bylaws of the Company provide that the number of directors on the Board shall not be less than one nor more than 15 persons.  The Company has determined that the number of directors to be elected at the Annual Meeting will be nine; G. Scott Paterson and John R. Anderson have asked the Company not to nominate them for re-election at the Annual Meeting.  All nine of the nominees are currently directors of the Company and each has been a director since the date indicated below in his or her biographical and business information narrative.  Each director elected at the Annual Meeting will hold office until the next annual meeting or until his or her successor is duly elected or appointed.  All of the nominees have consented to being named in this Proxy Statement and to serve if elected.  We do not presently expect that any of the nominees will be unavailable to serve on the Board of Directors.  There are no family relationships between the officers and directors of the Company other than the relationship between Charles B. Wang, Chairman of the Board of the Company, and Nancy Li, Executive Vice Chairman of the Company, who are married to each other.

Director Qualifications and Review of Director Nominees

The process for identifying and evaluating nominees for the Board of Directors is initiated by the Corporate Governance Committee, which conducts an annual evaluation of critical Company and Board needs based on the present and future strategic objectives of the Company and the specific skills required for the Board of Directors as a whole and for each of its committees.  This annual evaluation provides guidance to the Corporate Governance Committee members, who report to the full Board with a recommendation on the size and composition of the Board as a whole and its committees.  If necessary, the Corporate Governance Committee also recommends steps to be taken so that the Board of Directors as a whole and its committees reflect the appropriate balance of experience, knowledge, skills, expertise and diversity.

In conducting a review of the Corporate Governance Committee’s recommendations, the Board may consider age, experience, ability, qualifications, independence from the Company and current Board members and such other factors as it deems appropriate given the current needs of the Company.  The Board utilizes the same evaluation process for director nominees recommended by stockholders as it does for those nominees recommended by the Board.  Due to the historically limited number of stockholder proposals received annually, the Board does not believe that a separate policy for considering such nominations is necessary or efficient at this time.  Current members of the Board with skills and experience relevant to the Company’s strategic objectives are considered for re-nomination.

The nominees to the Board of Directors listed in this Proxy Statement, each of whom is currently a director of the Company, were approved unanimously by the Board of Directors.  The paragraphs that follow provide information about each current and nominee director.  Each of these individuals brings a strong and singular background and skill set to the full Board of Directors that includes accounting and finance, risk management, marketing, technology, legal and civic experience, among others, which led the Board of Directors to the conclusion that each should continue to serve as a director.

Biographical and Business Experience of Directors

The narrative below contains biographical and business information about the current directors, nine of whom are nominees for re-election, including name, office or position with the Company, date the Company directorship began, principal occupation, age, business experience and U.S. public company directorships during at least the past five years.

Charles B. Wang (Age 70)

Charles B. Wang has been the Chairman of the Board of the Company and a director of the Company since October 2008.  Mr. Wang also has been the owner of the New York Islanders of the National Hockey League since July 2000.  In 1976, he founded Computer Associates International, Inc. (“Computer Associates”), a provider of information technology management services now known as CA Inc., and served as its Chairman until November 2002.  Mr. Wang created the New York Islanders Children’s Foundation, has his own charitable foundation and is extremely active in supporting charitable causes such as Smile Train, Inc., which he co-founded, and the National Center for Missing & Exploited Children.  He is the author of “TECHNOVISION II:  Every Executive’s Guide to Understanding and Mastering Technology and the Internet.”  Mr. Wang earned a Bachelor of Science degree from Queens College and began his computer career at Columbia University’s Riverside Research Institute as a programming trainee.  Mr. Wang is married to Ms. Li.  Mr. Wang’s qualifications to serve on the Board include his status as a leading technology visionary and his experience in leading both technology start-ups and a Fortune 200 company.  He has built many relationships as an investor in China and familiarized himself with that economic market, which is a potentially important one for the Company.  Furthermore, Mr. Wang is also able to provide diverse and valuable finance and strategic expertise to the Board.

Nancy Li (Age 57)

Nancy Li has been our Executive Vice Chairman since January 30, 2015 and has been a director of the Company since October 2008.  Prior to her current position, Ms. Li was our President and Chief Executive Officer from October 2008 through January 30, 2015.  She is the founder of NeuLion USA, Inc. (“NeuLion USA”), our wholly-owned subsidiary, and has been its Chief Executive Officer since its inception in 2003.  From 2001 to 2003, Ms. Li established and ran iCan SP, a provider of end-to-end service management software for information technology operations and a wholly-owned subsidiary of CA Inc.  From 1990 to 2001, Ms. Li was Executive Vice President and Chief Technology Officer for Computer Associates, and prior to that held a variety of management positions covering virtually every facet of Computer Associates’ business from a development and engineering perspective.  Ms. Li holds a Bachelor of Science degree from New York University.  Ms. Li is married to Mr. Wang.  Ms. Li’s qualifications to serve on the Board include her knowledge of information technology systems and her executive and business experience.  Ms. Li created the technology behind the Company’s successful IPTV platform and has an in-depth knowledge of the Company, its history and the IPTV industry.

Robert E. Bostrom (age 62)

Robert E. Bostrom has been a director of the Company since August 6, 2014. Mr. Bostrom has been the Senior Vice President, General Counsel and Corporate Secretary of Abercrombie & Fitch, a retail apparel company, since January 2014.  From December 2012 to December 2013, Mr. Bostrom was a shareholder and Co-Chairman of the Financial Regulatory and Compliance Group at Greenberg Traurig.  From August 2011 to November 2012, Mr. Bostrom was a partner at the law firm SNR Denton, where he served as Co-Head of the Global Financial Institutions and Funds Sector.  From February 2006 to July 2011, Mr. Bostrom was Executive Vice President, General Counsel and Corporate Secretary of the Federal Home Loan Mortgage Corporation (“Freddie Mac”).  Mr. Bostrom holds a Bachelor of Arts from Franklin and Marshall College, a Masters in International Affairs from Columbia University, School of International Affairs and a Juris Doctorate from Boston College Law School.  He has been admitted to practice law since 1980.  Mr. Bostrom’s qualifications to serve on the Board include his experience, in a legal career spanning more than 30 years, working and advising at the highest levels of leadership in the banking sector, in private legal practice and inside a government sponsored enterprise.  He has advised boards of directors and committees on corporate governance issues, effective compliance and enterprise risk management programs, and crisis management.

Gabriel A. Battista (Age 70)

Gabriel A. Battista has been a director of the Company since March 2008.  He has been a member of the Board of Trustees since 2006 and Chairman since 2013 of the American University of Rome.  Mr. Battista was the chairman of the board of trustees of Capitol Technology University from 2010 until 2014 and is presently a member of the board of trustees emeritus.  He also serves as a member of the Boards of Directors of Sentrillion, Network Alliance, TEOCO and the National Italian American Foundation.  From 1999 until December 2006, Mr. Battista was the President, Chairman and Chief Executive Officer of Talk America.  Mr. Battista received a Bachelor of Science degree from Villanova University, a Master of Science degree from Drexel University and a Master of Business Administration degree from Temple University.  He is also a registered professional engineer in the State of Pennsylvania.  Mr. Battista’s qualifications to serve on the Board include his success as business leader with substantial experience in the area of telecommunications, which is a significant market for the Company’s services, as well as his experience in serving as a board member of six publically traded companies in the Internet, software and telecommunications industries.

Shirley Strum Kenny (Age 80)

Shirley Strum Kenny has been a director of the Company since October 2008.  Dr. Kenny served as interim President of Augusta State University from July 2012 to January 2013 and President of Stony Brook University from 1994 to 2009.  Prior thereto, Dr. Kenny was President of Queens College and had taught at the University of Texas, Gallaudet College, the Catholic University of America, the University of Delaware, and the University of Maryland, where she was Provost.  She has served as a member of the Boards of Directors of Goodwill Industries of Greater New York and New Jersey, and the Long Island Association.  She also was a board member and vice chair of the Board of Directors of Brookhaven Science Associates, which oversees Brookhaven National Laboratory.  From 2009 to 2012, Dr. Kenny was a consultant for the Association of Public and Land-grant Universities.  From 2000 to 2008, she served on the Board of Directors of Toys ‘R’ Us, Inc. and of Computer Associates.  Dr. Kenny holds a Bachelor of Arts degree in English and a Bachelor of Journalism degree from the University of Texas at Austin, a Master of Arts degree in English from the University of Minnesota and a Ph.D. degree in English from the University of Chicago.  Dr. Kenny’s qualifications to serve on the Board include her expertise as a successful educational administrator and her large public company board experience.

David Kronfeld (Age 67)

David Kronfeld has been a director of the Company since October 2008.  Mr. Kronfeld is the Chairman of JK&B Capital V, L.L.C., a venture capital firm, which he founded in 1995.  Prior thereto he served as a General Partner at Boston Capital Ventures, the Vice President of Acquisitions and Venture Investments at Ameritech, a Senior Manager at Booz Allen & Hamilton and a Systems Analyst at Electronic Data Systems.  Since February 2010, Mr. Kronfeld has been a director, and a member of the compensation committee and the audit committee, of Dynasil Corporation of America (NASDAQ-GM:DYSL).  Mr. Kronfeld earned a Bachelor of Science degree in Engineering with high honors and a Master of Science degree in Computer Science from Stevens Institute of Technology, and a Master of Business Administration degree from The Wharton School of Business of the University of Pennsylvania.  Mr. Kronfeld’s qualifications to serve on the Board include his extensive corporate financial expertise as an investor and venture capitalist.  Mr. Kronfeld is also greatly experienced in guiding early to mid-stage companies to evolve and mature and has served on many boards over the course of the past 20 years.

Roy E. Reichbach (Age [52])

Roy E. Reichbach has been our General Counsel and Corporate Secretary, and a director of the Company, since October 2008 and has been the General Counsel and Corporate Secretary of NeuLion USA since 2003.  Mr. Reichbach is also an Alternate Governor of the New York Islanders on the NHL Board of Governors.  From 2000 until October 2008, Mr. Reichbach was the General Counsel of the New York Islanders and was responsible for the legal affairs of the club and its affiliated real estate companies.  From 1994 until 2000, Mr. Reichbach was Vice President – Legal at Computer Associates.  Prior to that, he was a trial lawyer in private practice.  Mr. Reichbach holds a Bachelor of Arts degree from Fordham University and a Juris Doctorate degree from Fordham Law School.  He has been admitted to practice law since 1988.  Mr. Reichbach’s qualifications to serve on the Board include his legal experience as a litigator in private practice and as in-house counsel for companies in several industries, as well as his executive management experience.

John A. Coelho (Age 39)

John A. Coelho has been a director of the Company since January 30, 2015.  Mr. Coelho is a partner at StepStone Group LP, a global private markets investment manager, where he has been employed since August 2007.  Mr. Coelho holds a Bachelor of Science in Business Administration and a Masters in Business Administration from the Haas School of Business at the University of California, Berkeley.  Mr. Coelho’s qualifications to serve on the Board include his extensive experience in advising and investing in emerging growth companies, including numerous venture capital, private equity, IPO and M&A transactions in the software, computing and digital media sectors.

James R. Hale (Age 56)

James R. Hale has been a director of the Company since January 30, 2015.  Since January 1999, Mr. Hale has been the Managing Partner of Parallax Capital Partners, LLC, a private equity firm focused on acquiring and operating application software and related services companies.  Since 2013, Mr. Hale has also been the managing member of Parallax Holdings, LLC, which is the general partner of Parallax Capital, L.P., which is the general partner of Parallax Capital Fund, L.P., which is a limited liability company member of PCF.  He served as chairman of the board of directors of DivX from March 2014 until the acquisition of DivX by the Company from PCF on January 30, 2015 (the “Merger”). Mr. Hale holds a Bachelor of Science in Marketing from Ferris State University. Mr. Hale’s qualifications to serve on the Board include his corporate financial expertise and extensive experience with companies in the technology industry.

Upon the closing of the Merger, pursuant to the provisions of a Stockholders’ Agreement, dated January 30, 2015, by and among the Company, PCF, Mr. Wang, Ms. Li, and AvantaLion, Inc., a Delaware limited liability company controlled by Mr. Wang, Messrs. Coelho and Hale were appointed to serve as members of the Company’s Board of Directors.  The Stockholders’ Agreement contains, among other things, provisions entitling PCF to designate two members of the Company’s board of directors (the “Designees”), at least one of whom will serve on each of the audit, compensation and nominating and governance committees, and an agreement by Mr. Wang, Ms. Li, and AvantaLion, Inc. to vote in favor of such Designees.  The designation and voting provisions will terminate on the date on which PCF and its affiliates cease to collectively beneficially own, in the aggregate, at least fifty percent (50%) of the total number of shares it acquired as Merger consideration.  The Merger consideration is discussed in more detail in Proposal 3 of the Proxy Statement.  A copy of the Stockholders’ Agreement is included as an exhibit to the Merger Agreement that was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on January 5, 2015.

The following current directors are not standing for re-election at the Annual Meeting:

G. Scott Paterson (Age 51)

G. Scott Paterson has been our Vice Chairman and a director of the Company since October 2008.  Prior to his current position, Mr. Paterson was our Chairman from January 2002 until October 2008 and Chief Executive Officer from May 2005 until October 2007 and again from June 2008 until October 2008.  Mr. Paterson is a Director and Chairman of the Audit Committee of Lions Gate Entertainment (NYSE:LGF).  Mr. Paterson is also Chairman of Symbility Solutions Inc. (TSXV:SY) and Chairman of Engagement Labs Inc. (TSXV:EL).  He is also the Chairman of the Merry Go Round Children’s Foundation and a Governor of Ridley College.  From October 1998 until December 2001, Mr. Paterson was Chairman and CEO of Yorkton Securities Inc., which under his leadership became Canada’s leading technology investment bank.  Mr. Paterson has served in the past as Chairman of the Canadian Venture Stock Exchange and as Vice Chairman of the TSX.  Mr. Paterson is a graduate of Ridley College and earned a Bachelor of Arts (Economics) degree from the University of Western Ontario.  In 2009, Mr. Paterson obtained the ICD.D designation by graduating from the Rotman Institute of Corporate Directors at the University of Toronto.  Mr. Paterson’s qualifications to serve on the Board include his expertise with technology investment securities as well as his founder’s knowledge of the Company and its history.  Mr. Paterson’s service on both public company and nonprofit boards enables him to provide valuable guidance to the Board on financial and strategic matters.

John R. Anderson (Age 69)

John R. Anderson has been a director of the Company since March 2008.  Mr. Anderson has been the Chief Financial Officer of LPBP Inc., a company which formerly invested in health science-focused partnerships, since May 2004.  Mr. Anderson was the Chief Financial Officer of TriNorth Capital Inc., a Canadian-based investment company, from December 2009 to July 2012, the Chief Financial Officer and Secretary of Impax Energy Services Income Trust (“Impax”), an income trust, from June 2006 to May 2009, and the Chief Financial Officer of Tailwind Financial Inc., a special acquisition company, from April 2007 to April 2009.  From 2005 to June 2006, Mr. Anderson was self-employed.  Previously, he was the Chief Financial Officer of The T. Eaton Company Limited and was also a partner with Ernst & Young LLP.  Since January 2012, Mr. Anderson has served as a director, and the chair of the audit committee, of Marret Resources Corp., a Canadian-based merchant bank formerly named Primary Corp.  Since August 2012, he has served as a director, the chair of the audit committee and a member of the governance committee of Pivot Technology Solutions, Inc., a Canadian-based investment company.  Mr. Anderson was formerly a director, and the chair of the audit committee, of the Canadian Medical Discoveries Fund, and the Chairman of the Board of Directors of Ridley College.  Mr. Anderson holds a Bachelor of Arts degree from the University of Toronto and is a chartered accountant in Canada.  In 2006, Mr. Anderson obtained the ICD.D designation by graduating from the Rotman Institute of Corporate Directors at the University of Toronto.  Mr. Anderson’s qualifications to serve on the Board include the corporate financial expertise he gained as chief financial officer of several companies.  Furthermore, as a former public accountant and auditor, he is able to provide the Company with knowledgeable advice regarding navigating the evolving accounting regulatory environment.

Impax filed for bankruptcy in December 2009, after the departure of Mr. Anderson.

Legal Proceedings

To the best of the Company’s knowledge, there are no material proceedings in which any director, executive officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such person, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

To the best of the Company’s knowledge, other than the information disclosed in Mr. Anderson’s biography above, during the past ten years there have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees involving any possibility of enjoining or suspending members of the Company’s Board of Directors or the Company’s executive officers from engaging in any business, securities or banking activities, and no member of the Company’s Board of Directors and no executive officer has been found to have violated, or been accused of having violated, any federal or state securities or commodities laws or any law or regulation prohibited mail or wire fraud or fraud in connection with any business entity.

Required Vote

The election of each director nominee requires the affirmative vote of the majority of the votes cast with respect to such nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES.

PLEASE NOTE: If your shares are held in street name, your broker, trust, bank or other nominee can only vote your shares in the election of directors if you direct the holder how to vote by marking your proxy, which will be sent to you by such holder.

CORPORATE GOVERNANCE MATTERS

Independence of Directors

The Board of Directors is currently comprised of 11 members:  Charles B. Wang; Nancy Li; G. Scott Paterson; Roy E. Reichbach; John R. Anderson; Gabriel A. Battista; Robert E. Bostrom; John A. Coelho; James R. Hale; Shirley Strum Kenny; and David Kronfeld.  All of these individuals are nominated for election at the Annual Meeting.  The Board has determined that seven of the current 11 members of the Board of Directors, namely, Dr. Kenny and Messrs. Anderson, Battista, Kronfeld, Bostrom, Coelho and Hale, are independent directors of the Company, with independence being defined in accordance with the rules of NASDAQ.  Ms. Li, as the Executive Vice Chairman of the Company, Mr. Wang, as the spouse of Ms. Li, Mr. Paterson, as the Vice Chairman of the Company, and Mr. Reichbach, as the General Counsel and Corporate Secretary of the Company, are each deemed to have material relationships with the Company and are therefore not considered to be independent.  In determining whether a director is independent, the Board relied upon the definition as set forth in NASDAQ Listing Rule 5605.

To facilitate the functioning of the Board of Directors independently of management, the following structures and processes are in place:

•
A majority of the Board of Directors is comprised of non-executive directors.  The only members of management on the Board of Directors are the Executive Vice Chairman, the Vice Chairman, and the General Counsel and Corporate Secretary of the Company.  While Mr. Wang is not “independent” as defined by NASDAQ Listing Rule 5605, he is not a member of management of the Company and is therefore considered to be a non-executive director.

•
A lead independent director, currently Mr. Anderson, provides overall leadership to the Board of Directors and ensures that the Board’s agenda will enable it to successfully carry out its duties.  Mr. Anderson is familiar with the mandate of the Board of Directors and the charters of the Board committees and acts as chair of or serves on any ad hoc special committee established by the Board of Directors.

•	Independent, non-executive directors meet periodically without management present.

•
Members of management, including the Chief Executive Officer, the Executive Vice Chairman, the Vice Chairman, and the General Counsel and Corporate Secretary, are not present for the discussion and determination of certain matters at meetings of the Board of Directors.

•
The Chief Executive Officer’s compensation is determined by the Compensation Committee, which is comprised entirely of independent directors.  The Chief Executive Officer is not present at these deliberations.

Board Operations

Chairman, Chief Executive Officer and Lead Independent Director

The positions of Chairman, Chief Executive Officer and Lead Independent Director of the Company are held by different persons.  The responsibilities of the Chairman of the Board of Directors include developing the agenda for each meeting of the Board of Directors in consultation with management, facilitating the activities of the Board of Directors and chairing meetings of the Board of Directors.  The responsibilities of the Chief Executive Officer include developing and successfully implementing the Company’s strategic plans, providing quality leadership to the Company’s staff, maintaining existing and developing new strategic alliances, considering possible strategic alternatives for the Company, and acting as an entrepreneur and innovator within the strategic goals of the Company.  The Lead Independent Director coordinates the activities of the independent directors, coordinates with the Chairman of the Board of Directors and management to set the agenda for Board meetings, chairs executive sessions of the independent directors, and performs the other duties assigned from time to time by the Board.  Our Board believes its current leadership structure is appropriate because it effectively allocates authority, responsibility and oversight between management and the independent members of our Board.  It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to the Chief Executive Officer, while enabling the Lead Independent Director to facilitate our Board’s independent oversight of management, promote communication between management and our Board, and support our Board’s consideration of key governance matters.

Role in Risk Oversight

The Board is responsible for assessing the risks facing the Company and considers risk in virtually every business decision and as part of the Company’s business strategy.  The Board recognizes that it is neither possible nor prudent to eliminate all risk, and that strategic and appropriate risk-taking is essential for the Company to compete in its industry and in the global market and to achieve its growth and profitability objectives.  Effective risk oversight, therefore, is an important priority of the Board.

While the Board supervises risk management, the Company’s executive officers are charged on a day-to-day basis with weighing and managing the risks the Company faces.  The Company has a strong internal control environment and robust internal processes to identify and manage risks and to communicate with the Board.  These include active risk management by the Chief Financial Officer and the General Counsel and a Code of Business Conduct (the “Code”).  Additionally, the Company has engaged EisnerAmper as its independent registered public accountants to provide comprehensive external audit services.  The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually, and the Audit Committee reports as necessary to the Board on financial risks.  Management communicates routinely with the Board, Board committees and individual directors on the significant risks identified and how they are being managed.  The Board reviews and adjusts the Company’s risk management strategies at regular intervals, or as needed.  Directors are free to, and often do, communicate directly with senior management.

Meetings; Annual Meeting Attendance

The Board of Directors meets at least once each quarter.  The frequency of the meetings and the nature of the meeting agendas are dependent upon the nature of the business and issues that the Company faces from time to time.  Non-executive directors meet periodically without management present.  The Board of Directors held eight meetings during 2014.  During 2014, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and of the Board committees of which the director was a member.  It is the policy of the Board of Directors that all directors should attend the Company’s annual meetings in person or by teleconference.  Last year, all directors attended the annual meeting in person.

Board Committees

The Board of Directors has three standing committees:  Audit; Compensation; and Corporate Governance.  The Audit and Compensation Committees are comprised solely of independent directors.  Each committee has a charter or mandate, which is available at the Company’s website at www.neulion.com.  The table below provides membership information for each of the Board committees during 2014.  If re-elected by the stockholders, each director will remain a member of the committee upon which he or she currently serves.  One or more other elected directors will be appointed to fill Mr. Anderson’s committee membership roles.

Name	Audit	Compensation	Corporate Governance
John R. Anderson	Chair		Chair
Gabriel A. Battista		Member	Member
Robert E. Bostrom
Shirley Strum Kenny	Member	Member	Member
David Kronfeld	Member	Chair
Nancy Li
G. Scott Paterson
Roy E. Reichbach			Member
Charles B. Wang

Audit Committee

The Audit Committee assists the Board of Directors in discharging its responsibilities relating to the financial management of the Company and oversight of the accounting and financial reporting of the Company, the Company’s independent auditor and audits, the internal financial controls of the Company and the continuous improvement of the Company’s financial policies and practices.  In addition, the Audit Committee is responsible for reviewing and discussing with management the Company’s policies with respect to risk assessment and risk management.  Further detail about the role of the Audit Committee in risk assessment and risk management is included above in this section under the heading “—Board Operations—Role in Risk Oversight.”

The Audit Committee may be composed of a minimum of three and a maximum of five members.  Each member of the Audit Committee is a “non-employee director” whom the Board has determined to be an independent director.  As of the date hereof, the members of the Audit Committee are John R. Anderson (Chairman), Shirley Strum Kenny and David Kronfeld.  The Board of Directors has determined that Messrs. Anderson and Kronfeld qualify as “financial experts” as defined by the SEC.  In addition, the Board has determined that all of the Audit Committee members have sufficient knowledge in reading and understanding the Company’s financial statements to serve on the Audit Committee.

During 2014, the Audit Committee held five meetings.

A copy of the Audit Committee Charter is available on the Company’s website at www.neulion.com.

Compensation Committee

The Compensation Committee assists the Board of Directors in setting and maintaining the compensation philosophy of the Company and in discharging its responsibilities relating to executive and other human resources hiring, assessment and compensation, and succession planning.  The Compensation Committee’s current role is to oversee, on behalf of our Board of Directors, our compensation and benefit plans and policies, review and approve incentive compensation and equity based plans and establish, review and approve annually all compensation decisions relating to our named executive officers.  Further, the Compensation Committee may, in appropriate circumstances, engage external advisors and set and pay their compensation, subject to advising the Chairman of the Board.

The Compensation Committee may be composed of a minimum of three and a maximum of five members.  Each member of the Compensation Committee has been determined by the Board of Director to qualify as an independent director.  As of the date hereof, the members of the Compensation Committee are David Kronfeld (Chairman), Shirley Strum Kenny and Gabriel A. Battista.  The Board has also determined that each of its Compensation Committee members is an “outside director” pursuant to criteria established by the Internal Revenue Service and is a “non-employee” director pursuant to criteria established by the SEC.

During 2014, the Compensation Committee held no separate meetings outside of the context of a meeting of the Board.

A copy of the Mandate of the Compensation Committee is available on the Company’s website at www.neulion.com.

Corporate Governance Committee

The Corporate Governance Committee assists the Board of Directors in identifying and recommending qualified individuals as nominees for election as directors, in determining the composition of the Board, and in assessing the Board’s effectiveness.  The Corporate Governance Committee also assesses the Board’s relationship with management and recommends, where necessary, limits on management’s authority to act without explicit Board of Director approval.  The Corporate Governance Committee periodically reviews the Code and the mandate of the Board of Directors and mandates and charters of each of the committees.  The Corporate Governance Committee is responsible for supervising the management representative charged with implementing the Company’s corporate governance procedures.

The Corporate Governance Committee may be composed of a minimum of three and a maximum of five members.  As of the date hereof, the members of the Corporate Governance Committee are John R. Anderson (Chairman), Shirley Strum Kenny, Roy E. Reichbach and Gabriel A. Battista.  Each member, except for Mr. Reichbach, qualifies as an independent director.

During 2014, the Corporate Governance Committee held two meetings.

A copy of the Mandate of the Corporate Governance Committee is available on the Company’s website at www.neulion.com.

Compensation of Directors

The Compensation Committee annually reviews the directors’ compensation and makes its recommendations to the full Board of Directors for approval.  The Compensation Committee believes that the directors’ compensation is aligned with the Company’s performance on both a short-term and a long-term basis and that the Company’s compensation philosophy assists in attracting and retaining qualified individuals to serve as directors.  Directors who are also executives of the Company do not receive an annual retainer for service on the Board of Directors and are not currently entitled to any compensation for attending meetings of the Board of Directors, committees of the Board of Directors or meetings of the stockholders.   Ms. Li and Messrs. Paterson and Reichbach did not receive any compensation for service on the Board of Directors in 2014 as each was an officer of the Company.

The key elements of the Company’s non-executive director compensation are cash retainers and equity-based grants.  In setting the Board of Directors’ compensation, the Compensation Committee considered the significant amount of time that the directors spend fulfilling their duties and the skills required by directors.  In 2014, each non-executive director was paid an annual retainer of $20,000 and a fee of $2,000 per Board of Directors meeting attended, except in the case of the Chairman of the Board of Directors, who earned a fee of $3,000 per Board of Directors meeting attended. Each committee member was paid $1,000 per committee meeting attended, and each committee chairman was paid an additional $500 per meeting for acting in such capacity.  The Lead Independent Director was paid an additional annual fee of $5,000 for serving in such capacity.  Non-executive directors are reimbursed for any out-of-pocket travel expenses incurred in order to attend meetings.

Pursuant to the Amended and Restated Directors’ Compensation Plan, the non-executive directors of the Company are required to receive at least 50% of their annual retainers and Board of Directors and committee meeting fees in Common Stock and may elect to receive up to 100% of their retainers and fees in Common Stock in lieu of cash compensation.

For the fiscal year ended December 31, 2014, each of the non-executive directors earned the following compensation in cash and/or Common Stock:

2014 DIRECTOR COMPENSATION

Name	Fees earned or paid in cash $	Stock awards $	Total $
John R. Anderson(1)(3)	24,750	24,750	49,500
Gabriel A. Battista(1)(3)	18,000	18,000	36,000
Shirley Strum Kenny(2)(3)	-	37,000	37,000
David Kronfeld(2)(3)	-	41,000	41,000
Charles B. Wang(2)(3)	-	41,000	41,000
Robert E. Bostrom(1)(3)(4)	8,527	8,528	17,055
Total	51,277	170,278	221,555

____________________
(1) Messrs. Anderson, Battista and Bostrom each elected to receive his 2014 director compensation as follows:  50% in cash and 50% in Common Stock.
(2) Dr. Kenny and Messrs. Kronfeld and Wang each elected to receive 100% of her or his 2014 director compensation in Common Stock.
(3) For the fiscal year ended December 31, 2014, non-executive directors earned the following number of shares of Common Stock:

John R. Anderson	22,640
Gabriel A. Battista	16,490
Shirley Strum Kenny	37,534
David Kronfeld	33,870
Charles B. Wang	37,645
Robert E. Bostrom	8,047
Total	156,226

The aggregate value of 156,226 shares of Common Stock issued to Dr. Kenny and Messrs. Anderson, Battista, Kronfeld, Wang and Bostrom was $170,278 on the date of issuance.
(4) Mr. Bostrom became a director on August 6, 2014.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The compensation discussion and analysis set forth below provides an overview of our compensation program, including the objectives and rationale of each element of compensation, for each of our Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers, which we refer to herein as our named executive officers. This compensation discussion and analysis describes the actions and decisions of the Compensation Committee of our Board of Directors, and of our Board of Directors, to the extent applicable, as they relate to our executive compensation decisions.

The Compensation Committee, which is composed entirely of independent directors, assists the Board of Directors in setting and maintaining the compensation philosophy of the Company and in discharging its responsibilities relating to executive and other human resources hiring, assessment and compensation, and succession planning.  In particular, the Compensation Committee’s current role is to oversee, on behalf of our Board of Directors, our compensation and benefit plans and policies, review and approve incentive compensation and equity-based plans, and establish, review and approve annually all compensation decisions relating to our named executive officers.  Further, the Compensation Committee may, in appropriate circumstances, engage external advisors, set their compensation and receive appropriate funding from the Company to pay their compensation.

The Compensation Committee annually reviews the Company’s corporate goals and objectives relevant to the executive officers’ compensation; evaluates the executive officers’ performance in light of such goals and objectives; and, either as a Compensation Committee or together with the other independent directors (as directed by the Board), determines and approves the executive officers’ compensation based on this evaluation.  In determining the long-term incentive component of the executive officers’ compensation, the Compensation Committee will consider the Company’s performance, the value of similar incentive awards to executives at comparable companies, and the awards given to the Company’s officers in past years.  In evaluating and determining CEO compensation, the Compensation Committee also considers the results of the most recent stockholder advisory vote on executive compensation.  The Compensation Committee also administers the Company’s incentive compensation plans and equity-based plans, including designation of the employees to whom the awards are to be granted, the amount of the award or equity to be granted and the terms and conditions applicable to each award or grant, subject to the provisions of each plan.  The Compensation Committee operates in accordance with its charter, which was amended and restated effective August 6, 2014 and which sets forth the committee’s powers and responsibilities in more detail under the heading “Duties and Responsibilities.”

Executive Compensation Policy and Objectives

Our general compensation policy is guided by several key principles:

•	designing competitive total compensation programs to enhance our ability to attract and retain knowledgeable and experienced senior management-level employees;
•	motivating employees to deliver outstanding financial performance and meet or exceed general and specific business, operational and individual objectives;
•	setting compensation and incentive levels relevant to the market in which the employee provides service;
•
providing a meaningful performance-based compensation incentive, based on the performance of the individual and the financial performance of the Company, to assure an alignment of interests between our senior management-level employees and our stockholders; and

•	providing a meaningful portion of the total compensation to our named executive officers in equity, thus assuring an alignment of their interests with these of our stockholders.

Our Compensation Committee determines the mix of compensation, both among short-term and long-term compensation and cash and non-cash compensation, that it believes is appropriate for each of our named executive officers.  In making compensation decisions with respect to each element of compensation, the Compensation Committee considers numerous factors, including:

•	the individual’s particular background and circumstances, including prior relevant work experience;
•	the individual’s role with us and the compensation paid to similar persons at comparable companies;
•	the demand for individuals with the individual’s specific expertise and experience at the time of hire;
•	achievement of individual and company performance goals and other expectations relating to the position;
•	comparison to other executives within the Company having similar levels of expertise and experience and the uniqueness of the individual’s industry skills; and
•	aligning the compensation of our executives with the performance of the Company on both a short-term and long-term basis.

The Compensation Committee seeks to provide a total compensation package to our named executive officers designed to drive performance and reward contributions in support of our business strategies and to attract, motivate and retain high quality talent with the skills and competencies required by us. The Compensation Committee also seeks to balance these goals by designing our compensation policies and programs to encourage and reward prudent business judgment over the long term by structuring long-term awards as time-vesting while also offering a competitive base salary component of executive compensation. The Compensation Committee believes that this should avoid encouraging management-level employees to engage in excessive risk-taking, while at the same time promote performance and retention. In structuring our compensation policies and programs, the Compensation Committee also takes into consideration the compensation practices of our peer companies. The Compensation Committee also takes into consideration recommendations from our Chief Executive Officer with respect to our other named executive officers’ compensation.

Compensation Components

Base Salary.  Generally, we set executive base salaries for our executives and those of our wholly owned subsidiaries at reasonable levels comparable with those of executives in similar positions and with similar responsibilities at comparable companies.  We seek to maintain base salary amounts at or near industry norms while avoiding paying amounts in excess of what we believe is necessary to motivate executives to meet corporate goals, and emphasize compensation through equity-based awards, as described in more detail below under “Equity-Based Awards.”  Base salaries will generally be reviewed annually, subject to terms of employment agreements (if any), and we will seek to adjust base salary amounts to realign such salaries with industry norms after taking into account individual responsibilities, performance and experience.

Incentive Bonuses.  We may design and utilize cash incentive bonuses for our executives and those of our subsidiaries to focus them on achieving key operational and financial objectives within a yearly time horizon.  Improvement over the prior year is considered highly important. Bonuses are awarded for outstanding individual performances in combination with the Company’s performance compared to budget, and will be based on the achievement of objective standards for job-specific responsibilities and subjective standards based on diligence, improvement of skills, company loyalty, decisiveness and an appropriate service-oriented mindset.

Equity-Based Awards.  We emphasize the use of equity-based awards, such as stock options and stock grants, as part of our compensation packages.  We believe that long-term equity-based compensation best and most naturally aligns executive management with the long-term goals of the Company.  As with incentive bonuses, equity-based compensation is awarded to reward mutually outstanding individual and Company performances, the achievement of specific job responsibilities and the demonstration of superior Company-oriented service.  Equity-based compensation is reviewed annually.

Other Compensation and Perquisites.  Consistent with our compensation philosophy, our Compensation Committee provides benefits to our executives that are substantially the same as those currently being offered to our other employees, including health insurance, life and disability insurance.

Employment Agreements

The Company does not have any employment agreements or other related arrangements with any named executive officer and is not a party to any other contract, agreement, plan or arrangement (written or unwritten) that provides for payment following a change in a named executive officer’s responsibilities or following a change in control.  The Company has no other plan that provides for the payment of retirement benefits, or other benefits that will be paid primarily following retirement, or at, following, or in connection with resignation, retirement or other termination of a named executive officer.

Executive Compensation Tables

2014 SUMMARY COMPENSATION TABLE

The following table provides information concerning the compensation of our Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers for each of the last three completed fiscal years.

				Option-
				Based	Stock
		Salary	Bonus	Awards	Awards	Total
Name and Principal Position	Year	$	$	$(3)(4)	$(5)	$

Nancy Li(1)	2014	310,000	—	187,600	—	497,600
Former Chief Executive Officer,	2013	310,000	—	230,400(6)	40,515	580,915
Current Executive Vice Chairman	2012	310,000	—	63,090	—	373,090

Arthur J. McCarthy	2014	250,000	—	98,700	—	348,700
Chief Financial Officer	2013	250,000	—	207,000	40,515	497,515
	2012	250,000	—	21,030	—	271,030

J. Christopher Wagner	2014	250,000	104,167	32,900	—	387,607
Executive Vice President	2013	250,000	250,000	345,000(6)	31,512	876,512
	2012	250,000	250,000	7,010	—	507,010

Michael (Horngwei) Her(2)	2014	275,000	30,000	131,600	—	436,600
Former Executive Vice President,	2013	275,000(7)	—	345,000(6)	32,952	652,952(7)
Current Co-Chief Technology Officer	2012	275,000(7)	—	28,040	—	303,040(7)

Ronald Nunn	2014	275,000	30,000	131,600	—	436,600
Executive Vice President	2013	275,000	—	345,000	31,512	651,512
	2012	275,000	—	28,040	—	303,040

____________________
(1) Ms. Li became the Executive Vice Chairman of the Company on January 30, 2015. Prior to that she served as the President and Chief Executive Officer of the Company from October 20, 2008.
(2) Mr. Her became Co-Chief Technology Officer on January 30, 2015.  Prior to that he served as an Executive Vice President of the Company from October 20, 2008.
(3) “Option-Based Awards” includes options granted under our Stock Option Plan (as defined below).  The exercise price for options granted under the Stock Option Plan is based on the 5-day volume weighted average price preceding the grant date.  In calculating the value of the options, the grant date fair market value is based on the closing price on the grant date.  As a result, there is generally a difference between the exercise price and the fair market value as at the grant date.

(4) The amounts reported in the Option-Based Awards column of the Summary Compensation Table represent the total fair value of the options granted by the Company to each of the named executive officers, calculated based on values determined as of the grant date in accordance with Accounting Standard Codification Topic 718 utilizing a Black-Scholes-Merton model.  The Company cautions that the amounts reported in the Summary Compensation Table in the Option-Based Awards column may not represent the amounts that the named executive officers will actually realize from the awards.  A named executive officer can only exercise options that vest while he or she is employed by the Company and within 90 days of such person’s termination or departure date (unless terminated for cause, in which case such options shall immediately terminate unless the Board of Directors determines otherwise), and will only realize value if the options are exercised when NeuLion’s stock price exceeds the Option exercise price.  The assumptions used by the Company in calculating these amounts are set forth below.  The following table sets forth detail corresponding to the total amounts set forth in the Option-Based Awards column above as it relates to the total fair value of the options granted in 2014 and 2013:

Name	2014 Grants(1) $	2013 Grants(1) $	Total Fair Value(1) $
Nancy Li	$187,600(a)	$230,400(c)	$418,000
Arthur J. McCarthy	$98,700(b)	$207,000(d)	$305,700
J. Christopher Wagner	$32,900(b)	$345,000(d)	$377,900
Michael (Horngwei) Her	$131,600(b)	$345,000(d)	$476,600
Ronald Nunn	$131,600(b)	$345,000(d)	$476,600
________________________
(1) The following assumptions were used in calculating the total amounts set forth in the above table regarding Option awards:

							Risk-Free
			Expected		Exercise	Market	Interest
Note	Security	Grant Date	Life	Volatility	Price	Price	Rate

(a)	Options	May 12, 2014	4 years	79%	$1.03	$0.86	1.7%
(b)	Options	May 12, 2014	7 years	88%	$0.94	$0.86	2.2%

(c)	Options	August 13, 2013	4 years	79%	$0.48	$0.45	1.5%
(d)	Options	August 13, 2013	7 years	86%	$0.44	$0.45	2.2%

The options granted in 2013 and 2014 were awarded under the 2012 Plan.  The material terms of each option grant are set forth below in the Outstanding Equity Awards at 2014 Fiscal Year End table and its footnotes.
(5) The amounts reported in the Stock Awards column of the Summary Compensation Table represent the total fair value of shares of unrestricted Common Stock granted by the Company to each of the named executive officers, calculated based on the closing fair market value of the Company’s Common Stock on the grant date.  The following table sets forth detail corresponding to the total amounts set forth in the Stock Awards column above as it relates to the total fair value of the unrestricted Common Stock granted in 2013:

Name	2014 Grants(1) $	2013 Grants(1) $		Total Fair Value(1) $
Nancy Li	$-	$40,515	(a)	$40,515
Arthur J. McCarthy	$-	$40,515	(a)	$40,515
J. Christopher Wagner	$-	$31,512	(b)	$31,512
Michael (Horngwei) Her	$-	$32,952	(c)	$32,952
Ronald Nunn	$-	$31,512	(b)	$31,512

________________________
(1) The following assumptions were used in calculating the total amounts set forth in the above table regarding Stock awards:

Note	Security	#	Fair Value/Share

(a)	Unrestricted Common Stock	89,162	$0.4544
(b)	Unrestricted Common Stock	69,348	$0.4544
(c)	Unrestricted Common Stock	72,518	$0.4544

The shares of unrestricted Common Stock were awarded under the 2012 Plan.
(6) The value for these awards has been revised from our 2013 proxy statement to reflect revised volatility calculations.
(7) Mr. Her’s salary for 2012 and 2013 was $275,000, not $250,000 as was inadvertently previously reported.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth each grant of an award made to a named executive officer in the fiscal year ended December 31, 2014.

Name	Award	Grant Date	All Other Option Awards: Number of Securities Under- lying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Closing Market Price on the Grant Date ($)	Grant Date Fair Value of Stock and Option Awards ($)

Nancy Li	Stock Options	May 12, 2014	400,000	$1.03	$0.86	$187,600

Arthur J. McCarthy	Stock Options	May 12, 2014	150,000	$0.94	$0.86	$98,700

J. Christopher Wagner	Stock Options	May 12, 2014	50,000	$0.94	$0.86	$32,900

Michael (Horngwei) Her	Stock Options	May 12, 2014	200,000	$0.94	$0.86	$131,600

Ronald Nunn	Stock Options	May 12, 2014	200,000	$0.94	$0.86	$131,600

OUTSTANDING EQUITY AWARDS AT 2014 FISCAL YEAR END

The following table sets forth, for each named executive officer, information regarding unvested stock awards, unexercised options and other equity incentive plan awards outstanding as of December 31, 2014.

	Option Awards
	Number of Securities Underlying Unexercised Options

Name	Exercisable	Unexercisable	Option Exercise Price $	Option Expiration Date
Nancy Li	450,000	0	0.59	03/19/15(6)
Former Chief Executive Officer	337,500	112,500	0.43	05/16/16
Current Executive Vice Chairman(1)	225,000	225,000	0.18	06/04/17
	225,000	675,000	0.48	08/13/18
	0	400,000	1.03	05/12/19

Arthur J. McCarthy	150,000	0	0.59	03/19/15(6)
Chief Financial Officer(2)	112,500	37,500	0.43	05/16/16
	75,000	75,000	0.18	06/04/17
	150,000	450,000	0.44	08/13/23
	0	150,000	0.94	05/12/24

J. Christopher Wagner	150,000	0	0.59	03/19/15(6)
Executive Vice President(3)	112,500	37,500	0.43	05/16/16
	25,000	25,000	0.18	06/04/17
	250,000	750,000	0.44	08/13/23
	0	50,000	0.94	05/12/24

Michael (Horngwei) Her	150,000	0	0.59	03/19/15(6)
Former Executive Vice President	150,000	50,000	0.43	05/16/16
Current Co-Chief Technology Officer(4)	100,000	100,000	0.18	06/04/17
	250,000	750,000	0.44	08/13/23
	0	200,000	0.94	05/12/24

Ronald Nunn	150,000	0	0.59	03/19/15(6)
Executive Vice President(5)	150,000	50,000	0.43	05/16/16
	100,000	100,000	0.18	06/04/17
	250,000	750,000	0.44	08/13/23
	0	200,000	0.94	05/12/24

____________________
(1) Ms. Li became the Executive Vice Chairman of the Company on January 30, 2015. Prior to that she served as the Chief Executive Officer of the Company from October 20, 2008.  Options granted to Ms. Li through May 31, 2010 vest at a rate of one forty-eighth per month and are exercisable for a period of five years from the date of grant.  Options granted to Ms. Li after May 31, 2010 vest at a rate of one-quarter of their allotted amount per year and are exercisable for a period of five years from the date of grant.
(2) Options granted to Mr. McCarthy through May 31, 2010 vest at a rate of one forty-eighth per month and are exercisable for a period of five years from the date of grant.  Options granted to Mr. McCarthy after May 31, 2010 and prior to June 5, 2012 vest at a rate of one-quarter of their allotted amount per year and are exercisable for a period of five years from the date of grant.  Options granted to Mr. McCarthy since June 5, 2012 vest at a rate of one-quarter of their allotted amount per year and are exercisable for a period of ten years from the date of grant.
(3) Options granted to Mr. Wagner through May 31, 2010 vest at a rate of one forty-eighth per month and are exercisable for a period of five years from the date of grant.  Options granted to Mr. Wagner after May 31, 2010 and prior to June 5, 2012 vest at a rate of one-quarter of their allotted amount per year and are exercisable for a period of five years from the date of grant.  Options granted to Mr. Wagner since June 5, 2012 vest at a rate of one-quarter of their allotted amount per year and are exercisable for a period of ten years from the date of grant.

(4) Mr. Her became Co-Chief Technology Officer on January 30, 2015.  Prior to that he served as an Executive Vice President of the Company from October 20, 2008. Options granted to Mr. Her through May 31, 2010 vest at a rate of one forty-eighth per month and are exercisable for a period of five years from the date of grant.  Options granted to Mr. Her after May 31, 2010 and prior to June 5, 2012 vest at a rate of one-quarter of their allotted amount per year and are exercisable for a period of five years from the date of grant.  Options granted to Mr. Her since June 5, 2012 vest at a rate of one-quarter of their allotted amount per year and are exercisable for a period of ten years from the date of grant.
(5) Options granted to Mr. Nunn through May 31, 2010 vest at a rate of one forty-eighth per month and are exercisable for a period of five years from the date of grant.  Options granted to Mr. Nunn after May 31, 2010 and prior to June 5, 2012 vest at a rate of one-quarter of their allotted amount per year and are exercisable for a period of five years from the date of grant.  Options granted to Mr. Nunn since June 5, 2012 vest at a rate of one-quarter of their allotted amount per year and are exercisable for a period of ten years from the date of grant.
(6) These options were timely exercised on or before the expiration date.

Employee Benefits Plans

We do not sponsor any qualified or non-qualified pension benefit plans, nor do we maintain any non-qualified defined contribution or deferred compensation plans.  We sponsor a tax-qualified defined contribution 401(k) plan in which employees are eligible for participation on the next entry date after completing the earlier of (i) one month of service in which the employee is credited with 83 hours of service and (ii) one year of service.

Director and Officer Liability Insurance

The Company has purchased directors and officers liability insurance.  This insurance provides financial protection for our directors and officers in the event that they are sued in connection with the performance of their duties as they relate to the Company and also provides employment practices liability coverage, which insures for harassment and discrimination suits.

Payments in Connection with Termination or Change in Control

The Company’s Fourth Amended and Restated Stock Option Plan and the 2012 Plan each provide for immediate vesting of all outstanding awards held thereunder by plan participants if any such person’s employment, directorship, or other association, as the case may be, with the Company is terminated (other than for cause) prior to the expiry of such awards by virtue of, or in connection with, a change of control (as this term is defined in each respective plan) of the Company.  The Board of Directors of the Company may also provide in its discretion for vesting under such plans if there is a take-over bid or issuer bid (as such terms are defined in each plan with such a provision) or in the event of a change of control.

The Company does not have any employment agreements or other related arrangements with any employee other than Mr. Paterson, its Vice Chairman.  Mr. Paterson’s agreement is for an indefinite term, subject to the provisions of the agreement.  Mr. Paterson is permitted to terminate the employment agreement upon 60 days’ notice and the Company is permitted to terminate the employment agreement at any time for cause.

In the event of a change of control of the Company, all options or other incentive compensation held by Mr. Paterson subject to vesting within a period of twelve months from the date of the change of control will automatically vest.  The agreement contains (i) non-solicitation and non-competition covenants in favor of the Company, which apply during the term of Mr. Paterson’s employment and for a period of 24 months following the termination of his employment (subject to exclusions to the non-solicitation covenant allowing Mr. Paterson or his designates to solicit without restriction executives who had been associated with Paterson Partners or its affiliated entities and exclusions to the non-competition covenant in respect of commercial involvement that encompasses an interest of less than five percent in a publicly traded company), and (ii) confidentiality covenants in favor of the Company, which apply indefinitely.  In the event of termination of the agreement by the Company without cause, Mr. Paterson is entitled to a severance package consisting of 24 months compensation in lieu of notice inclusive of base salary and bonuses and a continuation of benefits for a period of 24 months.  In addition, all options or other incentive compensation held by Mr. Paterson subject to vesting within a period of 24 months from the date of termination will automatically vest.

For purposes of Mr. Paterson’s employment agreement, termination “without cause” includes a change of control or a constructive dismissal after Mr. Paterson provides specified notice to the Company.  “Change of control” means a transaction or series of transactions whereby, directly or indirectly:

•
any person or combination of persons obtains Common Stock or other securities in excess of the number which, directly or following conversion thereof, would entitle them to cast 50% or more of the votes attaching to all Common Stock which may cast to elect directors; or

•
the Company shall consolidate or amalgamate with, or enter into a statutory arrangement with, any other person (other than a subsidiary of the Company (a “Subsidiary”)) or merge with and into any other person (other than a Subsidiary) or another person shall merge with or into, the Company, and, in connection therewith, all or part of the outstanding voting Common Stock shall be changed in any way, reclassified or converted into, exchanged or otherwise acquired for Common Stock or other securities of the Company or any other person or for cash or any other property; or

•
the Company (or a Subsidiary) shall sell or otherwise transfer, including by way of the grant of a leasehold interest, property or assets (A) aggregating more than 50% of the consolidated assets (measured by either book value or fair market value) of the Company and its subsidiaries as at the end of the most recently completed financial year of the Company or (B) which during the most recently completed financial year of the Company generated, or during the then current financial year of the Company are expected to generate, more than 50% of the consolidated operating income or cash flow of the Company and its subsidiaries; or

•
there occurs a change in the composition of the Board which occurs at a single meeting, or a succession of meetings occurring within six months, of the stockholders, whereby such individuals who were members of the Board immediately prior to such meeting or succession of meetings, cease to constitute a majority of the Board without the Board, as constituted immediately prior to such meeting, approving of such change.

A “constructive dismissal” shall be deemed to have occurred upon any material and adverse change in the title, status, position, job function, job responsibilities and/or reporting responsibilities of Mr. Paterson from those current at the date of his employment agreement without his prior written consent.

The agreement provides annual base salary, subject to annual increases as determined by the Board of Directors, and a bonus that is based on the attainment of certain objectives to be determined by mutual agreement of the Board of Directors and Mr. Paterson.  NeuLion has also arranged for and paid the premiums on CDN$10 million of key-man term life insurance for Mr. Paterson to provide 24-hour all-peril coverage with NeuLion as beneficiary of CDN$8 million of the proceeds, with the remaining CDN$2 million to be paid to beneficiaries designated by Mr. Paterson.  The annual premium payable by NeuLion in respect of the portion of Mr. Paterson’s insurance to be paid to his designated beneficiaries was CDN$1,973, or US$1,786, in 2014.

Other than as set forth above, the Company is not a party to any other contract, agreement, plan or arrangement (written or unwritten) that provides for payment following a change in an officer’s responsibilities or following a change in control.  The Company has no other plan that provides for the payment of retirement benefits, or other benefits that will be paid primarily following retirement, or at, following, or in connection with resignation, retirement or other termination of an officer.

Compensation Committee Report on Executive Compensation

Our Compensation Committee has certain duties and powers as described in its charter. The Compensation Committee is currently composed of the three non-employee directors named at the end of this report, each of whom is independent as defined by the NASDAQ listing standards.

The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this proxy statement. Based upon this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis section be included in this proxy statement.

COMPENSATION COMMITTEE MEMBERS:

David Kronfeld, Chairman Gabriel A. Battista Shirley Strum Kenny

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 15, 2015, certain information concerning the beneficial ownership of our Common Stock by:  (i) each stockholder known by us to own beneficially five percent or more of our outstanding common stock; (ii) each director; (iii) each Named Executive Officer; and (iv) all of our executive officers and directors as a group.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned (2)	Percent of Class (3)

Nancy Li	76,258,323(4)	34.9%
Charles B. Wang	76,258,323(5)	34.9%
G. Scott Paterson	9,720,872(6)	4.5%
J. Christopher Wagner	1,947,054(7)	*
Michael (Horngwei) Her	3,381,441(8)	1.6%
Ronald Nunn	3,364,253(8)	1.5%
Arthur J. McCarthy	609,933(7)	*
Roy E. Reichbach	5,991,382(9)	2.8%
David Kronfeld	30,510,341(10)	12.4%
Shirley Strum Kenny	583,042	*
John R. Anderson	288,134(15)	*
Gabriel A. Battista	512,059(16)	*
Robert E. Bostrom	8,047	*
John A. Coelho	0	*
James R. Hale	35,890,216(17)	16.5%
JK&B Capital V, L.L.C. (11)	27,986,022(12)	11.4%
AvantaLion LLC	22,820,650(13)	10.5%
PCF 1, LLC (14)	35,890,216	16.5%
All current directors and executive officers (17 persons)	169,065,097	67.9%
_____________________________
*Less than 1%
(1) Unless otherwise indicated, the address of such individual is c/o NeuLion, Inc., 1600 Old Country Road, Plainview, New York 11803.
(2) The total number of shares beneficially owned includes shares over which the named person could have acquired voting power or investment power within 60 days after April 15, 2015.
(3) Based upon 217,243,180 shares of common stock outstanding as of April 15, 2015.
(4) Includes (i) 56,040 shares of common stock held indirectly by two trusts for the benefit of Ms. Li’s children for which Ms. Li is the trustee and (ii) 1,112,500 shares of common stock underlying options granted under our Stock Option Plan and (iii) 34,939,727 shares of Common Stock beneficially owned by Mr. Wang, Ms. Li’s spouse, of which Ms. Li disclaims beneficial ownership. See Footnote (5) below.
(5) Includes (i) 22,820,650 shares of common stock held by AvantaLion, a limited liability company controlled by Mr. Wang, (ii) 256,040 shares of common stock held indirectly by two trusts for the benefit of Mr. Wang’s grandchildren, for which Mr. Wang is the trustee and (iii) 41,318,596 shares of common stock beneficially owned by Ms. Li, Mr. Wang’s spouse.  Excludes (i) 12,033,989 shares of Preferred Stock owned by JK&B Capital V Special Opportunity Fund, L.P. (“JK&B SOF”), an entity in which Mr. Wang has an 86% pecuniary interest, and (ii) 5,000,000 shares of common stock held by a trust for the benefit of Mr. Wang’s children (the “2012 Trust”).  Mr. Wang does not have voting or dispositive power over the shares held by Ms. Li, JK&B SOF, or the 2012 Trust and disclaims beneficial ownership of all such shares.

(6) Includes (i) 843,759 shares of common stock held by entities controlled by Mr. Paterson and (ii) 85,000 shares of common stock held by the G. Scott Paterson Foundation.  Excludes 252,704 shares of common stock held by a trust for the benefit of Mr. Paterson’s family.  Mr. Paterson does not exercise voting or investment powers over this trust and disclaims beneficial ownership of all such shares of Common Stock.
(7) Includes 450,000 shares of common stock underlying options.
(8) Includes 600,000 shares of common stock underlying options.
(9) Includes (i) 487,500 shares of common stock underlying options and (ii) 5,000,000 shares of common stock held by the 2012 Trust. Mr. Reichbach is the trustee of the 2012 Trust and in such capacity has voting and dispositive control with respect to such shares. Mr. Reichbach disclaims beneficial ownership of the shares held by the 2012 Trust.
(10) Includes 2,006,300 shares of common stock directly owned by DKB JTV Holdings, LLC, an entity controlled by Mr. Kronfeld.  Mr. Kronfeld disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.  Also includes (i) 15,952,033 shares of Preferred Stock directly owned by JK&B Capital V, L.P. (“JK&B”) and (ii) 12,033,989 shares of Preferred Stock directly owned by JK&B SOF.  Mr. Kronfeld is the managing member of JK&B Capital V, L.L.C., the general partner of JK&B Management V, L.P. (“JK&B Management”).  JK&B Management is the general partner of both JK&B and JK&B SOF.  Mr. Kronfeld, JK&B Capital V, L.L.C. and JK&B Management each may be deemed to have sole voting and dispositive power over the shares.  Mr. Kronfeld disclaims beneficial ownership of the Preferred Stock owned by JK&B and JK&B SOF except to the extent of his pecuniary interest therein.
(11) The address of this beneficial owner is c/o JK&B Capital, Two Prudential Plaza, 180 N. Stetson Avenue, Suite 4500, Chicago, Illinois 60601.
(12) Represents 15,952,033 shares of common stock underlying Preferred Stock directly owned by JK&B and 12,033,989 shares of common stock underlying Preferred Stock directly owned by JK&B SOF.  Mr. Kronfeld is the managing member of JK&B Capital V, L.L.C., the general partner of JK&B Management.  JK&B Management is the general partner of both JK&B and JK&B SOF.  Mr. Kronfeld, JK&B Capital V, L.L.C. and JK&B Management each may be deemed to have sole voting and dispositive power over such shares. See Footnote (9) above.
(13) AvantaLion is a limited liability company controlled by Mr. Wang. See Footnote (5) above.
(14) The address of this beneficial owner is 23332 Mill Creek Dr., Suite 155, Laguna Hills, California 92653.
(15) Includes 25,000 shares of common stock underlying options.
(16) Includes (i) 25,000 shares of common stock underlying options and (ii) 103,061 shares of common stock underlying Preferred Stock held by The Gabriel A. Battista Revocable Trust Under a Trust dated August 22, 2006.
(17) Includes 35,890,216 shares of common stock controlled by PCF.  Mr. Hale is the managing member of Parallax Holdings, LLC, which is the general partner of Parallax Capital, L.P., which is the general partner of Parallax Capital Fund, L.P., which is a limited liability company member of PCF.  He may be deemed to be the indirect beneficial owner of the reported securities by virtue of his indirect control of PCF.  He disclaims beneficial ownership of the reported securities to the extent such beneficial ownership exceeds his pecuniary interests therein.

Certain Relationships and Related Transactions

The Company has entered into certain transactions and agreements in the normal course of operations with related parties.  In evaluating related party transactions, the Board establishes a special committee to review the proposed matters and make recommendations to the Board of Directors on the course of action, and in a case where a director is the related party, such individual abstains from voting to approve the transaction.  Significant related party transactions in which the Company was a participant in 2014 and 2013 are set forth immediately below.

KyLin TV, Inc. (“KyLin TV”)

KyLin TV is an Internet protocol TV (“IPTV”) company that is controlled by the Chairman of the Board of Directors of the Company.  On June 1, 2008, the Company entered into an agreement with KyLin TV to build and deliver the setup and back office operations for KyLin TV’s IPTV service.  Effective April 1, 2012, the Company amended its agreement with KyLin TV such that, in addition to the services previously provided, KyLin TV was appointed the exclusive distributor of the Company’s business to consumer (“B2C”) IPTV interests.  As exclusive distributor, KyLin TV obtains, advertises and markets all of the Company’s B2C content, in accordance with the terms of the amendment.  Accordingly, KyLin TV records the gross revenues from the Company’s B2C content as well as the associated license fees, whereas the Company records revenues in accordance with the revised fee schedule in the amendment.  The Company also provides and charges KyLin TV for administrative and general corporate support.  For each of the periods presented, the amounts charged for these services provided by the Company for the years ended December 31, 2014 and 2013 were $123,333 and $253,837, respectively, and are recorded as a recovery in selling, general and administrative expense.  Additionally, the Company purchased set-top boxes from KyLin TV.  For each of the periods presented, the amounts paid for this equipment for the years ended December 31, 2014 and 2013 were $46,400 and $169,500, respectively.

New York Islanders Hockey Club, L.P. (“New York Islanders”)

The Company provides IT-related professional services and administrative services to the New York Islanders, a professional ice hockey club of which the Chairman of the Board of Directors of the Company is the majority owner.

Renaissance Property Associates, LLC (“Renaissance”)

The Company provides IT-related professional services to Renaissance, a real estate management company owned by the Chairman of the Board of Directors of the Company.  In June 2009, the Company signed a sublease agreement with Renaissance for office space in Plainview, New York.  The sublease agreement expired in December 2013, and the Company is now leasing its office month-to-month.  Rent expense paid by the Company to Renaissance of $430,344, inclusive of taxes and utilities, is included in selling, general and administrative expense for both of the years ended December 31, 2014 and 2013, respectively.

Smile Train, Inc. (“Smile Train”)

The Company provides IT-related professional services to Smile Train, a public charity whose founder and significant benefactor is the Chairman of the Board of Directors of the Company.

The Company recognized revenue from related parties as follows:

	Year ended December 31,
	2014	2013

New York Islanders	$310,926	$311,303
Renaissance	120,000	120,000
Smile Train	90,000	96,000
KyLin TV	847,197	1,705,505
	$1,368,123	$2,232,808

The amounts due from (to) related parties are as follows:

	As of December 31,
	2014	2013

New York Islanders	$2,910	$(16,743)
Renaissance	588	931
Smile Train	27	0
KyLin TV	107,589	242,911
	$111,114	$227,099

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed, and the Board of Directors has ratified the appointment of, EisnerAmper LLP as the Company’s independent registered public accountants for the fiscal year ended December 31, 2015.  Before selecting EisnerAmper, the Audit Committee carefully considered the firm’s qualifications as an independent registered public accounting firm for the Company.  This included a review of its performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing.

We are asking our stockholders to ratify the selection of EisnerAmper as our independent registered public accounting firm.  Although ratification is not required by our Bylaws or otherwise, the Board of Directors is submitting the selection of EisnerAmper to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice.  In the event that our stockholders fail to ratify the selection, it will be considered a recommendation to the Board of Directors and the Audit Committee to consider the selection of a different firm.  Even if the selection is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Representatives of EisnerAmper are expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

Required Vote

The affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to ratify the appointment of EisnerAmper.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

Pre-Approval of Services

The Audit Committee follows a policy pursuant to which audit and non-audit services proposed to be performed by the independent registered public accountants may be pre-approved.  These services may include audit services, audit-related services, tax services, and other services.

The Audit Committee determines from time to time permitted services that have its general pre-approval. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget and annual review.  The Chief Financial Officer reviews all requests for services to be provided by the independent registered public accountants to determine whether such services are included within the list of services that have received the general pre-approval of, or require specific pre-approval by, the Audit Committee.  The Chief Financial Officer shall consult as necessary with the chairman of the Audit Committee in determining whether any particular service has been pre-approved.

Audit services in the amount of $310,000 for 2014 and $232,500 for 2013, and tax services in the amount of $50,000 for 2014 and $53,200 for 2013, were provided through the general pre-approval process.  The Audit Committee has determined such services are consistent with SEC rules on auditor independence.  A service which has not received general pre-approval will require specific pre-approval by the Audit Committee before the service can be provided by the independent registered public accountants.  The Audit Committee has delegated pre-approval authority to the chairman of the Audit Committee, who must report to the Audit Committee at its next scheduled meeting any services so approved by him.  All services performed by the independent registered public accountants in 2014 were pre-approved under the general pre-approval process or under the specific pre-approval process.

The Audit Committee pre-approves all services performed by the independent registered public accountants, in part to assess whether the provision of such services might impair the independent registered public accountants’ independence.  The Audit Committee’s policy and procedures are as follows:

•
The Audit Committee approves the annual audit services engagement and, if necessary, any changes in terms, conditions, and fees resulting from changes in audit scope, company structure, or other matters.  As discussed above, the Audit Committee may also pre-approve other audit services, which are those services that only the independent registered public accountants reasonably can provide.

•
The Audit Committee believes that the provision of audit-related services does not impair the independence of the independent registered public accountants.  Audit-related services are assurance and related services that are reasonably related to the performance of the audit, and that are traditionally performed by the independent registered public accountants.

•
The Audit Committee believes that, in appropriate cases, the independent registered public accountants can provide tax compliance services, tax planning and tax advice without impairing the auditors’ independence.

•
The Audit Committee may approve other services to be provided by the independent registered public accountants if (i) the services are permissible under SEC and Public Company Accounting Oversight Board rules, (ii) the Audit Committee believes the provision of the services would not impair the independence of the independent registered public accountants and (iii) management believes that the independent registered public accountants are the best choice to provide the service.

For each engagement, management provides the Audit Committee with information about the services and fees sufficiently detailed to allow the Audit Committee to make an informed judgment about the nature and scope of the services and the potential for the services to impair the independence of the independent registered public accountants.

After the end of the audit year, management provides the Audit Committee with a summary of the actual fees incurred for the completed audit year.

Services and Fees of Independent Registered Public Accountants

The following tables shows the fees incurred for services rendered by EisnerAmper in 2014 and 2013.  All such services were pre-approved by the Audit Committee in accordance with the pre-approval policy.

	2014		2013
	$		$
Audit fees	310,000		232,500
Audit-related fees	-		-
Tax fees	50,000		53,200
All other fees	47,700	(1)	-
Total	407,700		285,700

__________________
(1) Consists of (a) $21,600 of services provided in connection with the comment process associated with the SEC’s required review of certain Company filings and (b) $26,100 of due diligence services provided in connection with the Merger.

In considering the nature of the services provided by the independent registered public accountants, the Audit Committee determined that such services were compatible with the provision of independent audit services.  The Audit Committee discussed these services with EisnerAmper and Company management to determine that they were permitted under the applicable rules and regulations.

Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control and disclosure controls.  In this context, the Audit Committee has met and held discussions with management and the independent registered public accountants.  Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with United States generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements and related disclosures with management and the independent registered public accountants, including a review of the significant management judgments underlying the financial statements and disclosures.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work (including resolution of disagreements between management and the Company’s independent registered public accountants regarding financial reporting) of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.  The independent registered public accountants report to the Audit Committee at each regularly scheduled Audit Committee meeting or as necessary, and the chairman of the Audit Committee reports to the Board of Directors at each regularly scheduled Board meeting or as necessary.

The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees), as amended by SAS Nos. 89 and 90, as adopted by the Public Company Accounting Oversight Board, and by Rule 2-07 of Regulation S-X, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.  In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accountants their independence from the Company and its management.  In concluding that the independent registered public accountants are independent, the Audit Committee determined, among other things, that the non-audit services provided by EisnerAmper (as described above) were compatible with their independence.  Consistent with the requirements of the Sarbanes-Oxley Act of 2002, the Audit Committee has adopted policies to avoid compromising the independence of the independent registered public accountants, such as prior Audit Committee approval of non-audit services and required audit partner rotation.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors subsequently approved the recommendation) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.  The Audit Committee has also appointed EisnerAmper as the Company’s independent registered public accountants for 2015.

AUDIT COMMITTEE MEMBERS:

John R. Anderson, Chairman Shirley Strum Kenny David Kronfeld

PROPOSAL 3 – APPROVAL OF CONVERSION OF NOTE

The Company’s Board of Directors has approved, subject to stockholder approval, the conversion of a Note in the principal amount of $27,000,000 issued to PCF into shares of Common Stock. A copy of the Note is attached hereto as Appendix A. The Board of Directors has declared such conversion advisable and is submitting the Note for stockholder approval at the Annual Meeting.

On January 30, 2015, in connection with the transaction consummated by the Company pursuant to a certain Agreement and Plan of Merger among the Company, NLDMC, Inc., a wholly-owned subsidiary of the Company, NLDAC, Inc., a wholly-owned subsidiary of the Company (“Acquisition Sub”), PCF and DivX, the Company acquired DivX from PCF (the “Merger”).  The Company paid PCF merger consideration of $62.5 million (the “Merger Consideration”) through the issuance of a two-year convertible promissory note in the initial principal amount of $27,000,000 and 35,890,216 shares of Common Stock.

The Note includes $25,000,000 of Merger Consideration and a $2,000,000 working capital credit. The Note is convertible into shares of the Common Stock (the “Conversion Shares”) at a conversion price of $1.044853 per share subject to adjustment for stock splits and similar events.

The Note bears interest at the rate of 6% per annum and matures on January 2, 2017 (the “Maturity Date”), subject to earlier conversion of the Note into Conversion Shares either (i) automatically upon the receipt of all applicable stockholder and regulatory approvals or (ii) at the option of the Company or the holder if such approvals are not required and, if applicable, the waiting period provided for in applicable antitrust rules has been satisfied.  In the event the Note has not been converted prior to the Maturity Date, then in addition to payment to the holder in cash of the principal and accrued interest on the Note (the “Repayment Amount”), the Company is obligated to pay the holder an amount in cash equal to the amount, if any, by which the fair market value (as defined in the Merger Agreement) of the Conversion Shares the holder would have received on the date immediately preceding the Maturity Date exceeds the Repayment Amount.

The TSX requires security holder approval of securities issued or issuable in payment of the purchase price for an acquisition when the number of securities issued or issuable exceeds 25% of the number of securities of the listed issuer which are outstanding, on a non-diluted basis, immediately prior to such acquisition. 35,890,216 shares of Common Stock were issued on January 30, 2015, and 25,840,956 shares of Common Stock are issuable if the Note conversion is approved on June 4, 2015. These 61,731,172 shares represent in the aggregate 35% of the number of shares of Common Stock issued and outstanding immediately prior to the Merger. The 25,840,956 shares of Common Stock issuable if the Note conversion is approved represent 14% of the number of shares of Common Stock issued and outstanding immediately prior to the Merger.

In addition to any specific requirement for security holder approval, the TSX will generally require security holder approval as a condition of acceptance of a notice to the TSX of a transaction under section 602 of the TSX Company Manual if, among other things, in the opinion of the TSX, the transaction provides consideration to insiders in aggregate of 10% or greater of the market capitalization of the listed issuer, during any six-month period, and has not been negotiated at arm’s length.  The TSX views the conversion of the Note as a transaction separate and apart from the acquisition of DivX.  James R. Hale, who became a director of NeuLion as a result of the Merger, is therefore considered an insider.  Mr. Hale is the managing member of Parallax Holdings, LLC, which is the general partner of Parallax Capital, L.P., which is the general partner of Parallax Capital Fund, L.P., which is a limited liability company member of PCF, and may be deemed to be the indirect beneficial owner of the shares of Common Stock held by PCF by virtue of his indirect control of PCF.  This means that in the TSX’s view the conversion of the Note is not an arm’s length transaction.  Prior to the Merger, Mr. Hale did not beneficially own any shares of Common Stock.  Post-Merger, and assuming the conversion of the Note, Mr. Hale may be deemed to be the indirect beneficial owner of 25.4% of the number of shares of Common Stock issued and outstanding immediately after the conversion of the Note.

If approved, the conversion of the Note will result in an increase in PCF’s total beneficial ownership of shares of Common Stock from 16.5% to 25.4%.

The TSX has approved the Merger and the listing of the shares of Common Stock issuable pursuant thereto, subject to, among other things, stockholders approving the conversion of the Note and the Company meeting standard listing conditions.  Accordingly, the Board is recommending the approval of such conversion.

Required Vote

The affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to approve the conversion of the Note.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING RESOLUTION:

RESOLVED, that the conversion of the Note issued to PCF into shares of Common Stock, as more fully set forth in the Note attached as Appendix A to this Proxy Statement, be, and hereby is, approved.

Pursuant to the terms of the Note and the rules of the TSX, the votes attached to the shares of Common Stock beneficially owned by PCF may not vote upon this proposal due to its material interest therein.  PCF has agreed to abstain from voting.  A total of 35,890,216 shares of Common Shares will be excluded from voting on this proposal.

PLEASE NOTE:  If your shares are held in street name, your broker, trust, bank or other nominee can only vote your shares with respect to the vote on the conversion of the Note if you direct the holder how to vote by marking your proxy, which will be sent to you by such holder.

PROPOSAL 4 — AMENDMENT TO THE 2012 PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED UNDER THE 2012 PLAN FROM 30,000,000 TO 50,000,000 (THE “PLAN AMENDMENT”)

The Company is seeking approval of stockholders to amend the 2012 Plan to increase the number of shares of Common Stock that may be issued under the 2012 Plan. The maximum number of shares of Common Stock that may be issued under the 2012 Plan is currently 30,000,000, of which only 11,837,755 are available for future grants. If this proposal is approved, up to 50,000,000 shares of Common Stock will be issuable pursuant to awards under the 2012 Plan. This will represent approximately 23% of the Company’s issued and outstanding Common Stock. The Company’s Board of Directors believes that it is necessary to increase the number of shares of Common Stock that are available for issuance under the 2012 Plan to ensure that the Company has adequate sources of incentive compensation available for grants to its directors, employees and consultants.

As of April 15, 2015, the number of shares of Common Stock that could be issued upon the exercise of outstanding options, warrants and rights (if any) under other incentive plans that are no longer being used by the Company was 6,162,175, or approximately 3% of the issued and outstanding shares of Common Stock.

Since its inception, 1,248,255 shares of Common Stock have been issued pursuant to the 2012 Plan, which represents less than 1% of the current issued and outstanding shares of Common Stock.

General Description of the 2012 Plan Proposal

The following is a summary of the material provisions of the 2012 Plan, as amended by the Plan Amendment (if approved), and is qualified in its entirety by reference to the complete text of the amended and restated 2012 Plan, a copy of which is attached to this proxy statement as Appendix B. For the purposes of this general description, references to capitalized terms not defined here have the meanings ascribed to them in the 2012 Plan.

Administration. The 2012 Plan is administered by the Compensation Committee of the Board, which consists of three members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of IRS Code Section 162(m). Among other things, the Compensation Committee has complete discretion, subject to the express limits of the 2012 Plan, to determine the non-employee directors, employees and non-employee consultants to be granted an award, the type of award to be granted, the terms and conditions of the award, the form of payment to be made and/or the number of shares of Common Stock subject to each award, the exercise price of each award which is a stock option and the base value of each award which is a stock appreciation right (“SAR”), the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the Common Stock underlying the award, and the required withholding, if any. Subject to the express limits of the 2012 Plan and any applicable stock exchange rule on which the shares of Common Stock trade at the applicable time, the Compensation Committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would impair the participant’s rights or entitlements with respect to that award. The Compensation Committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2012 Plan. Notwithstanding the foregoing, the Compensation Committee does not have any authority to grant or modify an award under the 2012 Plan with terms or conditions that would cause the grant, vesting or exercise thereof to be considered nonqualified “deferred compensation” subject to IRS Code Section 409A.

Grant of Awards; Shares Available for Awards. The 2012 Plan provides for the grant of stock options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to non-employee directors, employees and non-employee consultants of the Company and its affiliates. If the Plan Amendment is approved, the Company will have reserved a total of 50,000,000 shares of Common Stock for issuance as or under awards to be made under the 2012 Plan. If any award lapses, expires, is cancelled, is terminated unexercised or ceases to be exercisable or issuable for any reason, or the rights of its holder terminate, the number of shares of Common Stock subject thereto is again available for grant under the 2012 Plan. The number of shares of Common Stock for which awards of stock options or SARs may be granted under the 2012 Plan to a participant who is an employee is limited in any calendar year to 1,000,000 shares.

Currently, all of our approximately 767 employees (567 of whom are full-time) and our eight non-employee directors would be eligible to receive stock options and/or shares of restricted stock under the 2012 Plan. Future new hires and additional non-employee directors and/or consultants would be eligible to receive awards under the 2012 Plan as well. The number of stock options and/or shares of restricted stock to be granted to executives and non-employee directors cannot be determined at this time as the grant of stock options and/or shares of restricted stock is dependent upon various factors such as hiring requirements and job performance.

Stock Options. Stock options granted under the 2012 Plan may be either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the IRS Code, or “nonqualified stock options” (“NQSOs”). Stock options may be granted on such terms and conditions as the Compensation Committee may determine; provided, however, that the per share exercise price under a stock option may not be less than the fair market value of a share of the Company’s Common Stock on the date of grant calculated using the five-day volume weighted average trading price of the Company’s Common Stock and the term of the stock option may not exceed 10 years (110% of such value and 5 years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of the Company or a parent or subsidiary of the Company). ISOs may only be granted to participants who are employees. In addition, the aggregate fair market value of the Company’s Common Stock covered by one or more ISOs (determined at the time of grant) which are exercisable for the first time by a participant who is an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.

SARs. A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying Company Common Stock between the date of grant and the date of exercise. SARs may be granted in tandem with, or independently of, stock options granted under the 2012 Plan. A SAR granted in tandem with a stock option: (i) is exercisable only at such times, and to the extent, that the related stock option is exercisable in accordance with the procedure for exercise of the related stock option; (ii) terminates upon termination or exercise of the related stock option (likewise, a stock option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related stock option; and (iv) may be exercised only when the value of the stock subject to the stock option exceeds the exercise price under the stock option. A SAR that is not granted in tandem with a stock option is exercisable at such times as the Compensation Committee may specify.

Performance Shares and Performance Unit Awards. Performance share and performance unit awards entitle the participant to receive cash or shares of the Company’s Common Stock upon the attainment of specified performance goals. In the case of performance units, the right to acquire the units is denominated in cash values.

Distribution Equivalent Right Awards. A distribution equivalent right award entitles the participant to receive bookkeeping credits, cash payments and/or distributions of the Company’s Common Stock equal in amount to the distributions that would have been made to the participant had the participant held a specified number of shares of the Company’s Common Stock during the period the participant held the distribution equivalent right. A distribution equivalent right may be awarded as a component of another award, other than an option, under the 2012 Plan, where, if so awarded, such distribution equivalent right will expire or be forfeited by the participant under the same conditions as under such other award.

Restricted Stock Awards and Restricted Stock Unit Awards. A restricted stock award is a grant or sale of Common Stock to the participant, subject to the Company’s right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if issued to the participant at no cost) in the event that conditions specified by the Compensation Committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to the Company. A restricted stock unit entitles the participant to receive (i) a cash payment equal to the fair market value of a share of the Company’s Common Stock or (ii) a share of the Company’s Common Stock, as determined by the Compensation Committee, for each restricted stock unit subject to such restricted stock unit award, if the participant satisfies the applicable vesting requirement.

Unrestricted Stock Awards. An unrestricted stock award is a grant or sale of shares of the Company’s Common Stock to the participant that is not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to the Company or an affiliate or for other valid consideration.

Change of Control Provisions. In the event of a change of control of the Company (as defined in the 2012 Plan), all then-outstanding awards will automatically become fully vested and, as applicable, immediately and fully exercisable.

Amendment and Termination. The Compensation Committee may adopt, amend and rescind rules relating to the administration of the 2012 Plan. The Board of Directors may in its discretion at any time terminate the 2012 Plan with respect to any shares of Common Stock for which awards have not yet been granted; provided, that the 2012 Plan’s termination may not materially and adversely impair the rights of a participant with respect to any award granted to the participant before that time, without the participant’s consent. The Board of Directors may without stockholder approval but subject to receipt of the approval of the TSX, in its sole discretion make: (i) amendments to the 2012 Plan of a housekeeping nature; (ii) a change to the vesting provisions of an award or the 2012 Plan; (iii) a change to the termination provisions of an award or the 2012 Plan which does not entail an extension beyond the original expiry date, except as contemplated in the 2012 Plan; and (iv) the addition of a cashless exercise feature, payable in cash or securities, which provides for a full deduction of the number of underlying securities from the 2012 Plan reserve; provided, however (and subject to the following sentence), that without the approval by a majority of the votes cast at a meeting of stockholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the 2012 Plan may:

(i)	modify the limits with respect to the maximum number of shares of Common Stock reserved for grant under the 2012 Plan;
(ii)	amend the article of the 2012 Plan addressing amendments and terminations;
(iii)	amend, modify or suspend certain repricing prohibitions of the 2012 Plan, including reducing the exercise price of an award which is an option benefiting an insider;
(iv)	extend the term of an award which is an option benefiting an insider;
(v)	disproportionately increase the benefits accruing to insiders; or
(vi)	amend the limits with respect to insiders set forth in the 2012 Plan.

With respect to items (iii), (iv), (v) and (vi), any stockholder approval at a meeting of stockholders must exclude any shares of the Company voted by any insiders benefiting from the amendment or modification. For greater certainty, shares of the Company voted by any holder and any insider will be included in the applicable quorum and stockholder vote with respect to an increase in the maximum number of shares issuable under the 2012 Plan.

Except as expressly provided in the 2012 Plan, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

Assignability. No Award under the 2012 Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) except for an ISO, by gift to any Family Member of the Holder. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 17.3 of the 2012 Plan.

Cessation. Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.4 or 6.5 of the 2012 Plan, the following terms and conditions shall apply with respect to the termination of a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death:

(a) The Holder’s rights, if any, to exercise any then exercisable NQSOs and/or SARs shall terminate:

(1) If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, three (3) months after the date of such termination of employment or after the date of such termination of Director status;

(2) If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment or Director status; or

(3) If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such NQSOs and SARs.

(b) The Holder’s rights, if any, to exercise any then exercisable ISO shall terminate:

(1) If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, three (3) months after the date of such termination of employment;

(2) If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment; or

(3) If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such ISOs.

(c) If a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or Restricted Stock Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Restricted Stock Units. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such termination of employment or Director status, that all or a portion of any such Holder’s Restricted Stock and/or Restricted Stock Units shall not be so canceled and forfeited.

Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.4 or 6.5 of the 2012 Plan, the following terms and conditions shall apply with respect to the termination of a Holder’s status as a Consultant, for any reason:

(a) The Holder’s rights, if any, to exercise any then exercisable NQSOs and/or SARs shall terminate:

(1) If such termination is for a reason other than the Holder’s death, three months after the date of such termination; or

(2) If such termination is on account of the Holder’s death, one year after the date of the Holder’s death.

(b) If the status of a Holder as a Consultant terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or Restricted Stock Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Restricted Stock Units. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such termination of such a Holder’s status as a Consultant, that all or a portion of any such Holder’s Restricted Stock and/or Restricted Stock Units shall not be so canceled and forfeited.

Except to the extent inconsistent with the terms of the applicable Award Agreement, and notwithstanding anything to the contrary contained in Article VI of the 2012 Plan, if a Holder’s employment with, or status as a Director of, the Company or an Affiliate shall terminate, and if, within ninety days of such termination, such Holder shall become a Consultant, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been a Consultant for the entire period during which such Award or portion thereof had been outstanding. Should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her employment or Director status had terminated until such time as his or her Consultant status shall terminate, in which case his or her Award, as it may have been reduced in connection with the Holder’s becoming a Consultant, shall be treated pursuant to the provisions of Section 6.3 of the 2012 Plan; provided, however, that any such Award which is intended to be an ISO shall, upon the Holder’s no longer being an Employee, automatically convert to a NQSO. Should a Holder’s status as a Consultant terminate, and if, within ninety days of such termination, such Holder shall become an Employee or a Director, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been an Employee or a Director, as applicable, for the entire period during which such Award or portion thereof had been outstanding, and, should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her Consultant status had terminated until such time as his or her employment with the Company or an Affiliate, or his or her Director status, as applicable, shall terminate, in which case his or her Award shall be treated pursuant to the provisions of Section 6.2 of the 2012 Plan.

Notwithstanding anything in Article VI or elsewhere in the 2012 Plan to the contrary, and unless a Holder’s Award Agreement specifically provides otherwise, should a Holder’s employment, Director status or engagement as a Consultant with or for the Company or an Affiliate be terminated by the Company or Affiliate for Cause, all of such Holder’s then outstanding Awards shall expire immediately and be forfeited in their entirety upon such termination.

Terms and Conditions.

Options. The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3 of the 2012 Plan, no Option shall be exercisable after the expiration of ten years from the date of its grant. An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.

The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee; provided, however, that such Option price (i) shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted, and (ii) shall be subject to adjustment as provided in Article XV of the 2012 Plan. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The Option price for the Option or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement, which manner, with the consent of the Committee, may include the withholding of shares of Common Stock otherwise issuable in connection with the exercise of the Option, for purposes of Section 7.4(b) of the 2012 Plan. Separate stock certificates shall be issued by the Company for those shares of Common Stock acquired pursuant to the exercise of an ISO and for those shares of Common Stock acquired pursuant to the exercise of a NQSO.

Restricted Stock Awards. At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 8.2 of the 2012 Plan.

Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. The Holder shall have the right to receive dividends on the Common Stock during the Restriction Period, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the stock certificate during the Restriction Period (with a stock power endorsed by the Holder in blank), (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Common Stock during the Restriction Period and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4 of the 2012 Plan, as applicable, be set forth in a Restricted Stock Award Agreement made in conjunction with the Award. Such Restricted Stock Award Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Awards, including but not limited to accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made in connection with a Change of Control resulting from the operation of the Plan or of such Restricted Stock Award Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical. All shares of Common Stock delivered to a Holder as part of a Restricted Stock Award shall be delivered and reported by the Company or the Affiliate, as applicable, to the Holder by no later than by the fifteenth day of the third calendar month next following the end of the Company’s fiscal year in which the Holder’s entitlement to such shares becomes vested.

The Committee shall determine the amount and form of any payment from a Holder for Common Stock received pursuant to a Restricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

Unrestricted Stock Awards. Pursuant to the terms of the applicable Unrestricted Stock Award Agreement, a Holder may be awarded (or sold) shares of Common Stock which are not subject to Restrictions, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

Restricted Stock Unit Awards. The Committee shall set forth in the applicable Restricted Stock Unit Award Agreement the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to payment pursuant to Section 10.2 of the 2012 Plan and the number of Units awarded to the Holder. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable vesting period. The terms and conditions of the respective Restricted Stock Unit Award Agreements need not be identical. The Holder of a Restricted Stock Unit shall be entitled to receive a cash payment equal to the Fair Market Value of a share of Common Stock, or one share of Common Stock, as determined in the sole discretion of the Committee and as set forth in the Restricted Stock Unit Award Agreement, for each Restricted Stock Unit subject to such Restricted Stock Unit Award, if the Holder satisfies the applicable vesting requirement. Such payment shall be made no later than by the fifteenth day of the third calendar month next following the end of the calendar year in which the Restricted Stock Unit first becomes vested.

Performance Unit Awards. The Committee shall set forth in the applicable Performance Unit Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 11.2 of the 2012 Plan, the number of Units awarded to the Holder and the dollar value assigned to each such Unit. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable performance period. The terms and conditions of the respective Performance Unit Award Agreements need not be identical. The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value assigned to such Unit under the applicable Performance Unit Award Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Award Agreement) the performance goals and objectives set forth in such Performance Unit Award Agreement. If achieved, such payment shall be made no later than by the fifteenth day of the third calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

Performance Share Awards. The Committee shall set forth in the applicable Performance Share Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to the receipt of shares of Common Stock pursuant to such Holder’s Performance Share Award and the number of shares of Common Stock subject to such Performance Share Award. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such goals and objectives are achieved, the distribution of such Common Shares shall be made no later than by the fifteenth day of the third calendar month next following the end of the Company’s fiscal year to which such goals and objectives relate. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Share Awards, including, but not limited to, rules pertaining to the effect of termination of the Holder’s employment, Director status or Consultant status prior to the expiration of the applicable performance period. The terms and conditions of the respective Performance Share Award Agreements need not be identical.

Distribution Equivalent Rights. The Committee shall set forth in the applicable Distribution Equivalent Rights Award Agreement the terms and conditions applicable to such Award, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional shares of Common Stock or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such Award becomes vested, the distribution of such cash or shares of Common Stock shall be made no later than by the fifteenth day of the third calendar month next following the end of the Company’s fiscal year in which the Holder’s interest in the Award vests. Distribution Equivalent Rights Awards may be settled in cash or in shares of Common Stock, as set forth in the applicable Distribution Equivalent Rights Award Agreement. A Distribution Equivalent Rights Award may, but need not be, awarded in tandem with another Award, whereby, if so awarded, such Distribution Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award. The Distribution Equivalent Rights Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash at a future date (but in no event later than by the fifteenth day of the third calendar month next following the end of the Company’s fiscal year in which such interest was credited), at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder.

SARs. The Committee shall set forth in the applicable SAR Award Agreement the terms and conditions of the SAR, including (i) the base value (the “Base Value”) for the SAR, which for purposes of a SAR which is not a Tandem SAR, shall be not less than the Fair Market Value of a share of the Common Stock on the date of grant of the SAR, (ii) the number of shares of Common Stock subject to the SAR, (iii) the period during which the SAR may be exercised; provided, however, that no SAR shall be exercisable after the expiration of ten years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the SAR. Upon the exercise of some or all of a SAR, the Holder shall receive a payment from the Company, in cash or in the form of shares of Common Stock having an equivalent Fair Market Value or in a combination of both, as determined in the sole discretion of the Committee, equal to the product of:

(a) The excess of (i) the Fair Market Value of a share of the Common Stock on the date of exercise, over (ii) the Base Value, multiplied by;

(b) The number of shares of Common Stock with respect to which the SAR is exercised.

If the Committee grants a SAR which is intended to be a Tandem SAR, the Tandem SAR shall be granted at the same time as the related Option, and the following special rules shall apply:

(a) The Base Value shall be equal to or greater than the per share exercise price under the related Option;

(b) The Tandem SAR may be exercised for all or part of the shares of Common Stock which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when a share of Common Stock is purchased under the related Option, an equivalent portion of the related Tandem SAR shall be cancelled);

(c) The Tandem SAR shall expire no later than the date of the expiration of the related Option;

(d) The value of the payment with respect to the Tandem SAR may be no more than one hundred percent (100%) of the difference between the per share exercise price under the related Option and the Fair Market Value of the shares of Common Stock subject to the related Option at the time the Tandem SAR is exercised, multiplied by the number of shares of Common Stock with respect to which the Tandem SAR is exercised; and

(e) The Tandem SAR may be exercised solely when the Fair Market Value of a share of Common Stock subject to the related Option exceeds the per share exercise price under the related Option.

IRS Code Section 162(m). The Company has attempted to structure the 2012 Plan so that remuneration attributable to stock options and other awards may be structured so as to not be subject to the deduction limitation contained in IRS Code Section 162(m).

Recapitalization or Reorganization. Subject to certain restrictions, the 2012 Plan provides for the adjustment of shares of the Company’s Common Stock underlying awards previously granted if, and whenever, prior to the expiration or distribution to the holder of shares of the Company’s Common Stock underlying an award theretofore granted, the Company shall effect a subdivision or consolidation of the shares of the Company’s Common Stock or the payment of a common stock dividend on shares of the Company’s Common Stock without receipt of consideration by the Company. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted award, the holder shall be entitled to receive (or entitled to purchase, if applicable) under such award, in lieu of the number of shares of the Company’s Common Stock then covered by such award, the number and class of shares and securities to which the participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the participant had been the holder of record of the number of shares of the Company’s Common Stock then covered by such award. The 2012 Plan also provides for the adjustment of shares underlying awards previously granted by the Board in the event of changes to the outstanding shares of the Company’s Common Stock by reason of an extraordinary cash dividend, reorganization, merger, consolidation, combination, split up, spin off, exchange or other relevant change in capitalization occurring after the date of the grant of any award, subject to certain restrictions.

Limitation on Insiders. Pursuant to Section 613(h)(i) of the Toronto Stock Exchange Company Manual, in no event will awards issued under the 2012 Plan, alone or when combined with awards made under all other securities-based compensation arrangements of the Company, result in shares of the Company’s Common Stock being issued during any one-year period or issuable at any time, in either case to Insiders, in excess of 10% of the Company’s issued and outstanding shares of Common Stock (calculated on a non-dilutive basis). Notwithstanding any provision in the 2012 Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Awards of Options under Article VII of the 2012 Plan and/or SARs under Article XIV of the 2012 Plan, in either or both cases granted to any one Insider during any calendar year, shall be 1,000,000 shares (subject to adjustment in the same manner as provided in Article XV of the 2012 Plan with respect to shares of Common Stock subject to Awards then outstanding).

Certain Federal Income Tax Consequences of the 2012 Plan

The following is a general summary of the federal income tax consequences under current U.S. tax law to the Company and to participants in the 2012 Plan who are individual citizens or residents of the United States for federal income tax purposes (“U.S. Participants”) of stock options, SARs, restricted stock, performance shares, performance units, restricted stock units, distribution equivalent rights and unrestricted stock. It does not purport to cover all of the special rules including special rules relating to limitations on the ability of the Company to deduct the amounts for federal income tax purposes of certain compensation, special rules relating to deferred compensation, golden parachutes, participants subject to Section 16(b) of the Exchange Act or the exercise of a stock option with previously-acquired shares of the Company’s Common Stock. For purposes of this summary it is assumed that U.S. Participants will hold their shares of the Company’s Common Stock received under the 2012 Plan as capital assets within the meaning of IRS Code Section 1221. In addition, this summary does not address the non-U.S., state or local income or other tax consequences, or any U.S. federal non-income tax consequences, inherent in the acquisition, ownership, vesting, exercise, termination or disposition of an award under the 2012 Plan, or shares of the Company’s Common Stock issued pursuant thereto. All participants are urged to consult with their own tax advisors concerning the tax consequences to them of an award under the 2012 Plan or shares of the Company’s Common Stock issued thereto pursuant to the 2012 Plan.

A U.S. Participant does not recognize taxable income upon the grant of a NQSO or an ISO. Upon the exercise of a NQSO, the U.S. Participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of the Company’s Common Stock acquired on the date of exercise over the exercise price paid therefor under the NQSO, and the Company will generally be entitled to a deduction for such amount at that time. If the U.S. Participant later sells shares of the Company’s Common Stock acquired pursuant to the exercise of a NQSO, the U.S. Participant recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Upon the exercise of an ISO, the U.S. Participant does not recognize taxable income. If the U.S. Participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the U.S. Participant, the U.S. Participant recognizes long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the U.S. Participant disposes of such shares prior to the end of the required holding period, all or a portion of the gain is treated as ordinary income and the Company is generally entitled to deduct such amount. In addition to the tax consequences described above, a U.S. Participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the U.S. Participant’s regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares of the Company’s Common Stock over the exercise price paid therefor under the ISO is a preference item for alternative minimum taxable income determination purposes. In addition, the U.S. Participant’s basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes.

A U.S. Participant does not recognize taxable income upon the grant of a SAR. The U.S. Participant has ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company will generally be entitled to a deduction for such amount.

A U.S. Participant does not recognize taxable income upon the receipt of a performance share award until the shares are received. At such time, the U.S. Participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares over any amount paid thereby for the shares, and the Company will generally be entitled to deduct such amount at such time.

A U.S. Participant does not recognize taxable income upon the receipt of a performance unit award, restricted stock unit award or dividend equivalent right award until a cash payment (or in the case of a restricted stock unit award, until a cash payment or distribution of shares of the Company’s Common Stock) is received. At such time, the U.S. Participant recognizes ordinary compensation income equal to the amount of cash (or fair market value of the shares) received, and the Company will generally be entitled to deduct such amount at such time.

A U.S. Participant who receives a grant of restricted stock generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such shares of stock at the time the restriction lapses over any amount paid thereby for the shares. Alternatively, the U.S. Participant may elect to be taxed on the fair market value of such shares at the time of grant. The Company will generally be entitled to a deduction at the same time and in the same amount as the income required to be included by the U.S. Participant.

A U.S. Participant recognizes ordinary compensation income upon receipt of shares of the Company’s Common Stock under an unrestricted stock award equal to the excess, if any, of the fair market value of the shares over any amount paid thereby for the shares, and the Company will generally be entitled to deduct such amount at such time.

Plan Approval Requirements

Under the TSX rules, the amendment to the 2012 Plan requires stockholder approval. The form of the amended 2012 Plan has been pre-cleared by the TSX.

Equity Compensation Plan Information

The following table provides information as of December 31, 2014 with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders

Amended and Restated NeuLion, Inc. 2012 Omnibus Securities and Incentive Plan (1)	17,264,495	$0.56	11,735,505

Fourth Amended and Restated Stock Option Plan (2)	7,892,175	$0.38	N/A

Amended and Restated Directors’ Compensation Plan (3)	0	N/A	2,543,667

Employee Share Purchase Plan (4)	N/A	N/A	N/A

Equity compensation plans not approved by security holders
None	N/A	N/A	N/A
Total	25,156,670	$0.50	14,279,172

(1)	The current maximum number of shares of Common Stock issuable upon exercise of securities granted pursuant to the 2012 Plan is 30,000,000.
(2)
The maximum number of shares of Common Stock issuable upon exercise of options granted pursuant to the Fourth Amended and Restated Stock Option Plan (the “Stock Option Plan”) is equal to the greater of (i) 4,000,000 shares of Common Stock and (ii) 12.5% of the number of issued and outstanding shares of Common Stock from time to time.  As a result, any increase in the issued and outstanding shares will result in an increase in the number of shares of Common Stock available for issuance under the Stock Option Plan, and any exercises of options will make new grants available under the Stock Option Plan.  No new option awards will be made under the Stock Option Plan, however, outstanding awards under the Stock Option Plan will remain in effect pursuant to their terms.  All future awards of options will be made under the 2012 Plan.

(3)	Shares of Common Stock are issued directly under the Amended and Restated Directors’ Compensation Plan without exercise of any option, warrant or right.
(4)	We have not issued shares under the Employee Share Purchase Plan since its approval by our stockholders.

Required Vote

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to approve the amendment of the 2012 Plan.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE 2012 PLAN TO INCREASE THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK THAT MAY BE ISSUED UNDER THE 2012 PLAN FROM 30,000,000 TO 50,000,000.

PLEASE NOTE:  If your shares are held in street name, your broker, trust, bank or other nominee can only vote your shares with respect to the amendment of the 2012 Plan if you direct the holder how to vote by marking your proxy, which will be sent to you by such holder.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and any beneficial owner of more than 10% of any class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC and furnish copies of the reports to the Company.  Based solely on the Company’s review of copies of such forms and written representations by the Company’s directors and executive officers received by it, the Company believes that during 2014, all such reports were timely filed, except that two sales of shares of Common Stock by Mr. Paterson as well as a series of 11 sales of Common Stock made by the Paterson Family Trust were inadvertently reported late on Form 4.  Mr. Paterson has a pecuniary interest in the Paterson Family Trust but does not have voting and investment power over the securities held by the trust.

Code of Business Conduct

All of our directors, officers and employees are required to abide by the Company’s Code of Business Conduct to ensure that our business is conducted in a consistently legal and ethical manner.  Our policies and procedures cover all major areas of professional conduct, including employee policies, conflicts of interest, protection of confidential information, and compliance with applicable laws and regulations.  The Code is available at the Company’s website at www.neulion.com.

Performance Graph

[_____________________]

Stockholder Communications

Stockholders can mail communications to the Company by writing to NeuLion, Inc., 1600 Old Country Road, Plainview, New York 11803, ATTN: Corporate Secretary.  All correspondence is handled by the Corporate Secretary, forwarded to the appropriate department for response or forwarded to the Board of Directors.

By Order of the Board of Directors,

/s/ Roy E. Reichbach
Roy E. Reichbach
General Counsel, Corporate Secretary and Director

April [      ], 2015

APPENDIX A

THE SECURITIES REPRESENTED HEREBY, AND THE SECURITIES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED HEREBY, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE CORPORATION, TO SUCH EFFECT.  THE HOLDER MAY NOT ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THESE SECURITIES EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MAY 31, 2015.

THE SECURITIES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED HEREBY ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TORONTO STOCK EXCHANGE BEFORE MAY 31, 2015 SINCE THEY ARE NOT FREELY TRANSFERABLE BEFORE MAY 31, 2015, AND CONSEQUENTLY, ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE BEFORE MAY 31, 2015.

NEULION, INC.
(a Delaware corporation)

CONVERTIBLE NOTE
(the “Note”)

US$27,000,000	Due: January 2, 2017

FOR VALUE RECEIVED, the undersigned, NEULION, INC. (the “Corporation”) hereby unconditionally promises to pay to or to the order of PCF 1, LLC with an address of 23332 Mill Creek Drive, Suite 155, Laguna Hills, CA 92653 or its successor or permitted assign (the “Holder”), in lawful money of the United States and in immediately available funds, the sum of US$27,000,000 subject to adjustment as set forth in Section 2.8 herein, (the “Principal”), together with interest on the terms and conditions as hereinafter provided, on January 2, 2017, or on such earlier day as the moneys evidenced hereunder may become payable in accordance with the terms and conditions set out herein, including pursuant to Section 2.7 and Article 3 hereof (the “Maturity Date”).

Definitions

As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in New York, NY are authorized or required by law to be closed for business.

“Common Stock” means fully paid, validly issued and non-assessable shares of common stock of the Corporation.

“Conversion Price” means US$1.044853, subject to the adjustments for Relevant Events set out below.

“Conversion Shares” means a number of fully-paid and non-assessable shares of Common Stock equal to the quotient of (x) the Principal amount (taking into account any reduction thereof pursuant to Section 2.8), divided by (y) the then applicable Conversion Price.

“Exercise Date” means the earlier of (a) the first date after which (i) the Corporation has received all applicable regulatory approvals, including without limitation any required approval of the TSX (as defined below) or any other stock exchange on which the Common Stock is then listed if the Common Stock is not then listed on the TSX necessary for the conversion of the Note into the Conversion Shares, (ii) the Corporation has received the approval of the issuance of the Conversion Shares by at least a majority of votes cast by shareholders of the Corporation at a duly called meeting of shareholders of the Corporation, other than the votes of the Holder, or by written consent of at least a majority of shareholders of the Corporation, other than the Holder (such regulatory and shareholder approval, the “Required Approvals”) and (iii) if, and only if, applicable, the waiting periods under the HSR Act necessary for the conversion of the Note into the Conversion Shares shall have expired or terminated (“HSR Condition”), (b) the date on which the Corporation receives a written request from the Holder of the Note requesting the conversion of the Note into the Conversion Shares if the Required Approvals are not necessary for such conversion and if the HSR Condition has been satisfied or is not applicable, and (c) the date on which the Holder of the Note receives a written notice from the Corporation stating that the Note is being converted into the Conversion Shares, if the Required Approvals are not necessary for such conversion and if the HSR Condition has been satisfied or is not applicable.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

“HSR Act” means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“HSR Steps” means:

(a)
as soon as reasonably practicable, making all filings and submissions, furnishing all information, and, in the case of the Corporation only, paying all fees, under the HSR Act, that are necessary, proper or advisable to satisfy the HSR Condition, including, without limitation, in response to any request for additional information or documentary material from any Governmental Authority;

(b)
except to the extent prohibited by applicable Law or any applicable Governmental Authority, providing the counsel of the other party hereto with advance notice and the opportunity to participate in any material meeting with any Governmental Authority in respect of any filing made thereto in connection with the Note;

(c)
not commit to or agree with any Governmental Authority to stay, toll or extend any applicable waiting period under the HSR Act or other applicable Laws, without the prior written consent of the other party hereto;

(d)
not taking any action that could reasonably be expected to hinder or materially delay the obtaining of clearance or any necessary approval of any Governmental Authority under any antitrust, competition or trade Law or the expiration of any required waiting periods under the HSR Act;

(e)	using its commercially reasonable best efforts to avoid or eliminate any impediment under any antitrust, competition or trade Law that may be asserted by any Governmental Authority;

(f)
promptly notifying the other party hereto of any written notice or other communication received by such party or its counsel from any Governmental Authority relating to this Note, except to the extent prohibited by applicable Law;

(g)
including a representative of the other party hereto in all discussions, telephone calls and meetings with a Governmental Authority regarding the Note, except to the extent prohibited by applicable Law;

(h)
consulting and cooperate reasonably with the other party hereto in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of such party relating to a proceeding under the HSR Act (including by providing to such party’s outside counsel, as appropriate, all documents and information reasonably requested by such counsel promptly upon request), except to the extent prohibited by applicable Law.

“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

“Merger Agreement” means that certain Agreement and Plan of Merger dated as of January 2, 2015 among NeuLion, Inc., NLDMC, Inc., NLDAC, Inc., DivX Corporation and PCF 1, LLC.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Relevant Event” means, at any time on or after the date of this Agreement and on or prior to the Exercise Date any stock split, stock dividend, combination or other recapitalization event.

“Sale Event” means (i) the consummation of the merger or consolidation of the Corporation or any subsidiary of the Corporation with or into another entity (except a merger or consolidation in which the holders of capital stock of the Corporation on the date hereof continue to hold, directly or indirectly, greater than 50% of the outstanding voting power of the capital stock of the Corporation, subsidiary or the surviving or acquiring entity as of immediately after such merger or consolidation; (ii) the closing of the issuance or transfer (whether by merger, consolidation, sale of securities or otherwise), whether in one or more transactions or a series of transactions, to one or more persons or entities (other than an underwriter of the Corporation’s securities), of the Corporation’s or its subsidiaries securities if, as of immediately after such closing, the holders of capital stock of the Corporation on the date hereof cease to hold, directly or indirectly, greater than 50% of the outstanding voting power of the capital stock of the Corporation, subsidiary or the surviving or acquiring entity; (iii) any sale, transfer, exclusive license or other disposition of more than 50% of the assets, technology or intellectual property of the Corporation and its subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Corporation’s Board of Directors) in any transaction or series of transactions (other than sales of inventory in the ordinary course of business); or (iv) a liquidation, dissolution or winding up of the Corporation.

“TSX” means the Toronto Stock Exchange.

ARTICLE 1
INTEREST AND RANK

1.1	Interest

(a)
The Corporation shall pay interest on the Principal from and including the issue date of this Note at a rate of 6.0% per annum, such interest accruing daily, compounded annually and payable in arrears on the Maturity Date or Exercise Date, as the case may be; provided that upon an Event of Default, the Principal of this Note shall accrue interest at a rate of 6.0% per annum.

(b)
Notwithstanding any other provision of this Note, the Holder does not intend to charge, and the Corporation shall not be required to pay, any interest or other fees or charges in excess of the maximum amount permitted by applicable law; any payments in excess of such maximum shall be refunded to the Corporation or credited to reduce principal hereunder.

ARTICLE 2
SATISFACTION OF NOTE

2.1	Satisfaction of Note

(a)
In the event that the Exercise Date occurs prior to the Maturity Date (the “Exercise Date”), all outstanding Principal and any accrued and unpaid interest owing thereon shall automatically convert, in whole, without any further action on the part of the Corporation or the Holder into the Conversion Shares. Forthwith following the Exercise Date, the Corporation shall deliver a certificate representing the Conversion Shares to the Holder or to such other person or entity as the Holder may in writing direct.  If the Conversion Shares are to be issued in the name of a person other than the Holder, the Holder shall provide the Corporation with such name in a manner reasonably satisfactory to the Corporation.

(b)
In the event that the Exercise Date does not occur prior to the Maturity Date, all outstanding Principal and any accrued and unpaid interest owing thereon shall become immediately due and payable without further notice or demand.  In such event, in addition to the payment of such Principal and interest due hereunder, the Corporation shall pay to the Holder an amount equal to (if such amount is greater than zero): (a) the product of the number of Conversion Shares that would have been issued to Holder if the Exercise Date had occurred on the date immediately prior to the Maturity Date multiplied by the Fair Market Value of a share of Common Stock on the day immediately prior to the Maturity Date minus (b) the total Principal and interest due hereunder pursuant to the first sentence of this Section 2.1(b).  For purposes of the Note, “Fair Market Value” means the United States dollar equivalent of the per share price of the Common Stock equal to the volume weighted average price of the Common Stock reported on the TSX or on the principal exchange or over the counter market on which such shares are trading, if any, or as reported on any composite index which includes such principal exchange, for the five (5) trading days immediately prior to the date the subject shares of Common Stock are to be determined or any adjustment thereto are to be made. The rate to be used for the conversion of Canadian dollars to United States dollars shall be the Bank of Canada noon rates on the dates on which such conversion is to be calculated.  If shares of Common Stock are not listed or admitted to trading on any exchange, over-the-counter market or any similar organization as of the determination date, the Fair Market Value shall be determined by the Board of Directors of the Corporation in good faith using any fair and reasonable means selected in its discretion.

(c)
In such event, the Corporation shall pay all amounts due hereunder on the Maturity Date by wire transfer of immediately available funds to such account and pursuant to such wire transfer instructions as are furnished in writing to the Corporation by Holder.

2.2	Application of Consideration

Any consideration paid in satisfaction of the indebtedness evidenced by this Note (whether paid in cash or in Conversion Shares) shall be applied first in satisfaction of any costs and expenses owed to the Holder in connection with this Note, any amounts due hereunder other than interest and Principal, then to accrued and unpaid interest which is due and payable, with the remaining portion of such amount applied in satisfaction of the Principal then owing.

2.3	Judgment Interest

If the Holder obtains judgment on this Note or in respect of any amount owing hereunder, interest at the rate of 6.0% per annum, not in advance, shall be payable on the amount which is outstanding under the said judgment until the payment in full of all amounts due hereunder.

2.4	Payment of Principal, Interest and Other Amounts

The full amount of the Principal and any accrued and unpaid interest owing thereon, and any other amounts owing hereunder, is due and payable either: (i) in cash on the Maturity Date; or (ii) in Conversion Shares on the Exercise Date, as the case may be.  This Note and the amounts due hereunder may not be prepaid in whole or in part.

2.5	Note Holder Not Deemed to be Stockholder

The Holder shall not, by virtue of holding this Note, be entitled to vote or to receive dividends or be deemed the holder of Common Stock that may at any time be issuable upon conversion of this Note for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until after the Holder is issued Common Stock in accordance with the provisions hereof.

2.6	Records

The Holder shall be deemed to have become the holder of Common Stock on the Exercise Date; provided, however, that if such date is not a Business Day then the Common Stock shall be deemed to have been issued and the Holder shall be deemed to have become the holder of record of the Common Stock on the next following Business Day.  Within a reasonable time after the Exercise Date, the Corporation shall issue and deliver (or cause to be delivered) to the Holder, by registered mail to the Holder’s address specified in the register of the Corporation, a certificate for the appropriate number of shares of Common Stock.

2.7	Acceleration Upon Sale of Corporation

Notwithstanding anything to the contrary contained herein, in the event of a Sale Event, all outstanding Principal and any accrued and unpaid interest owing thereon shall become immediately due and payable without further notice or demand.  In such event, in addition to the payment of such Principal and interest due hereunder, the Corporation shall pay to the Holder an amount equal to (if such amount is greater than zero): (a) the product of the number of Conversion Shares that would have been issued to Holder if the Exercise Date had occurred on the date immediately prior to the Sale Event multiplied by the value of a share of Common Stock in the Sale Event minus (b) the total Principal and interest due hereunder pursuant to the first sentence of this Section 2.7. In such event, the Corporation shall pay all amounts due hereunder on the date of such Sale Event by wire transfer of immediately available funds to such account and pursuant to such wire transfer instructions as are furnished in writing to the Corporation by Holder.

2.8	Adjustment to Principal Amount

Upon the final determination of the Final Closing Working Capital (as defined in the Merger Agreement) and the amount of the Post-Closing Adjustment (as defined in the Merger Agreement), if any, in each case pursuant to Section 3.04(b) of the Merger Agreement, in the event of a Post-Closing Adjustment, the principal amount of the Note shall be reduced by the amount of the Post-Closing Adjustment (as finally determined pursuant to Section 3.04(b) of the Merger Agreement) on a dollar for dollar basis effective as of the date of such final determination.  The Corporation shall issue a new convertible note in the form hereof reflecting the adjusted principal amount.

ARTICLE 3
EVENTS OF DEFAULT

3.1	Events of Default

Any of the following shall constitute an event of default under this Note (each an “Event of Default”):

(a)	failure by the Corporation to issue the stock certificates representing the Conversion Shares within five Business Days of the Exercise Date; or

(b)
failure by the Corporation to pay the full amount of the Principal and any accrued and unpaid interest due and owing thereon, and such other amounts due hereunder, within five Business Days of the date due; or

(c)	failure by the Corporation to comply with any material term or provision of this Note; or

(d)
The Corporation shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or a proceeding (other than a proceeding commenced by the Corporation) shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of the Corporation in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, and such proceedings shall remain undismissed or unstayed for a period of forty-five (45) days, or such court shall enter a decree or order granting the relief sought in such proceeding.

3.2	Notice

The Corporation shall promptly give notice in writing to the Holder of the occurrence of any Event of Default or other event which, with the lapse of time or giving of notice or otherwise, would be an Event of Default.  Such written notice shall specify the nature of such default or Event of Default and the steps taken to remedy the same and shall be delivered in accordance with Section 6.13(h) hereof.

3.3	Effect of Event of Default

Upon the occurrence of an Event of Default, the full amount of the Principal plus any accrued and unpaid interest owing thereon shall become due and payable immediately with respect to an Event of Default under Section 3.1(d) hereof, and on demand by the Holder with respect to any other Event of Default, and shall be repaid in accordance with Section 2.1(b) of this Note.  The remedies of the Holder provided herein shall be in addition to, and not in limitation of, such other remedies as the Holder may have under applicable statutes, rules of civil procedure, and/or common law.  All of such remedies shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

ARTICLE 4
ANTI-DILUTION

4.1	Adjustment for Capital Changes

If, at or prior to the conversion of the Note into the Conversion Shares, there occurs a record date or effective date of a Relevant Event, the Conversion Price shall be adjusted effective upon such record date or effective date (whichever is earlier) of such Relevant Event by multiplying (x) the Conversion Price in effect immediately prior to such record date or effective date, as the case may be, by (y) a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date or effective date, as the case may be, before giving effect to the Relevant Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such Relevant Event including, in the case where securities exercisable or exchangeable for or convertible into shares of Common Stock are issued, the number of shares of Common Stock that would be outstanding if such securities were exercised or exchanged for or converted into shares of Common Stock.

4.2	Convertible Instruments

For the avoidance of doubt, the Holder acknowledges and agrees that the exercise of convertible instruments of the Corporation shall not be considered a Relevant Event prompting an adjustment in the number of shares of Common Stock of the Corporation to be issued to the Holder pursuant to this Article 4.

ARTICLE 5
COVENANTS

5.1	Covenants of the Corporation

The Corporation covenants and agrees with the Holder:

(a)	that all shares of Common Stock which shall be so issuable pursuant to this Note shall when issued be duly and validly issued and fully-paid and non-assessable;

(b)	that the Corporation shall reserve for issuance an equal number shares of Common Stock as the number of Conversion Shares;

(c)
that the Corporation will use its commercially reasonable best efforts to obtain all necessary regulatory and other approvals (including the Required Approvals and satisfying the HSR Condition if applicable) required for the conversion of the Note into the Conversion Shares and the issuance of the Conversion Shares as soon as reasonably practicable (but in any event on or before July 15, 2015), including without limitation by:

(i)	obtaining the approval of the holders of Common Stock:

(A) at the next annual and/or special meeting of shareholders, such meeting to be called as soon as practicable following the date hereof and in any event no later than July 15, 2015; or

(B) by way of the written consent of a majority of shareholders of the Corporation, other than the Holder;

(ii)           taking, or causing to be taken the HSR Steps, if the HSR Condition is applicable;

(d)	to execute any additional documentation as may be required in order to effect the transactions for conversion, redemption, payment or exercise of rights contained in and granted by this Note;

(e)	that the Corporation shall not enter into any agreement or take any action or omit to take any action that would prevent the issuance of the Conversion Shares to the Holder on the Exercise Date; and

(f)
that the Corporation shall not (i) enter into any agreement or incur any indebtedness which would require the postponement of the Maturity Date, or (ii) incur any indebtedness, other than purchase money indebtedness, that is in excess of $20,000,000.

5.2	Covenants of the Holder

The Holder covenants and agrees with the Corporation that:

(a)	this Note may not be sold, transferred or assigned by the Holder, in whole or in part, without the prior written consent of the Corporation prior to July 15, 2015;

(b)
subject to the limitations in Section 5.1(f), the Corporation may incur debt obligations that rank senior in preference to this Note, and the payment and performance of the Principal plus any accrued and unpaid interest owing thereon may be required to be subordinated to the payment and performance of any such senior indebtedness; provided, that such senior indebtedness matures prior to the Maturity Date. The Holder agrees to execute all such documentation, including a subordination agreement, which may be reasonably requested by the Corporation in writing to enable the Corporation to obtain debt obligations that rank senior in preference to this Note and have maturities prior to the Maturity Date (for the avoidance of doubt, the Holder shall have no obligation to execute any document or agreement which would require the postponement of the Maturity Date or prevent the repayment of the Note in full on the Maturity Date);

(c)
that the Holder will use its commercially reasonable best efforts to satisfy the HSR Condition, including, without limitation, by taking, or causing to be taken the HSR Steps, if the HSR Condition is applicable; and

(d)	to execute any additional documentation as may be required in order to effect the transactions for conversion, payment or exercise of rights in accordance with the terms and conditions of this Note.

ARTICLE 6
INTERPRETATION

6.1	Currency

All cash amounts payable under this Note shall be payable in United States dollars.

6.2	Non Waiver

The extension of the time for making any payment which is due and payable hereunder at any time or times or the failure, delay or omission on the part of the Holder to exercise or enforce any rights or remedies of the Holder hereunder or under any instrument securing payment of the indebtedness evidenced by this Note shall not constitute a waiver of the right of the Holder to enforce such rights and remedies thereafter.

6.3	Amendments

No amendment, modification or waiver of any provision of this Note or consent to any departure by the Corporation from any provision of this Note is in any event effective unless it is in writing and signed by the holder of this Note and then the amendment, modification, waiver or consent shall be effective vis a vis this Note but is effective only in the specific instance and for the specific purpose for which it is given.

6.4	Applicable Law

The Note shall be governed by the laws of the State of New York without giving effect to any choice of law or conflict of law provision or role that would cause the application of the laws of any jurisdiction other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and herby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding or brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocable waives personal service of process and consents to process being served in any suit, action or proceeding by mailing a copy thereof to such party at the address for such notice to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF A DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF ANY TRANSACTION CONTEMPLATED HEREBY.

6.5	No Requirement to Issue Fractional Shares

The Corporation shall not be required to issue fractional shares of Common Stock pursuant to this Note.  If any fractional interest in Common Stock would, except for the provisions of this Section 6.5, be deliverable pursuant to this Note, the Corporation shall, in lieu of delivering any certificate representing such fractional interest, satisfy such fractional interest by paying to the Holder an amount of lawful money of the United States equal (computed to the nearest whole cent, and one-half of a cent being rounded up) to the amount of this Note remaining outstanding after such Common Stock issuance into a whole number of Common Stock.

6.6	Compliance with Securities Act and Legend.

The Note and the shares of Common Stock issuable upon conversion thereof are subject to statutory restrictions under the Securities Act of 1933 and applicable state securities laws, applicable Canadian securities laws and the rules of the TSX (“Applicable Securities Laws”) and may not be traded until the expiry of certain hold periods, except as permitted by and in compliance with Applicable Securities Laws. The Holder acknowledges that, until such time as the same is no longer required under Applicable Securities Laws, the shares of Common Stock issuable upon conversion of this Note, shall bear one or more of the following legends, as applicable:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE CORPORATION, TO SUCH EFFECT.  THE HOLDER MAY NOT ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THESE SECURITIES EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MAY 31, 2015.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TORONTO STOCK EXCHANGE BEFORE MAY 31, 2015 SINCE THEY ARE NOT FREELY TRANSFERABLE BEFORE MAY 31, 2015, AND CONSEQUENTLY, ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE BEFORE MAY 31, 2015.”

6.7	Time of the Essence

Time shall in all respects be of the essence of this Note.

6.8	Waiver of Benefits

The Corporation hereby waives the benefits of demand and presentment for payment, notice of non-payment, protest and notice of protest of this Note.

6.9	Compliance with Directions, etc.

The Holder may at any time direct the Corporation to make any payment which is due and payable hereunder or to become due and payable hereunder to any person and the Corporation shall comply with such direction. The Corporation shall, upon the written demand of the Holder, confirm to any third party specified by the Holder that such direction has been received and that no prepayments have been made hereunder and that the Corporation has not been directed to make payments hereunder to any other person.

6.10	Negotiability

This Note may be sold, transferred, assigned, discounted, pledged or hypothecated by the Holder, and by any subsequent holder of this Note, at any time on or after July 15, 2015.

6.11	Reimbursement of Expenses

The Corporation shall reimburse the Holder upon demand for any reasonable costs and expenses actually incurred by the Holder, including without limitation, reasonable attorney fees Holder may incur while exercising any right, power, or remedy provided by this Note.

6.12	Payment of Taxes

The Corporation shall pay all taxes and other expenses and charges payable in connection with the preparation, execution and delivery of certificates pursuant to this Note, except where such certificates are to be registered in the name or names other than the Holder or its nominee. In no event will the Corporation be obligated to pay any taxes of the Holder associated with this Note.

6.13	Miscellaneous

(a)
If this Note becomes stolen, lost, mutilated or destroyed, the Corporation, shall, on such terms as it may in its discretion acting reasonably impose, issue and deliver to the Holder a new Note of like denomination, tenor and date as this Note so stolen, lost, mutilated or destroyed.

(b)
In the event of a dispute concerning an adjustment made for capital changes, such matters shall be conclusively determined by a nationally recognized independent accounting firm mutually agreed upon by the Corporation and the Holder in writing.

(c)
If any date upon or by which any action is required to be taken by the Corporation or the Holder is not a Business Day then such action shall be required to be taken on or by the next day which is a Business Day. In the event the Maturity Date or the Exercise Date, as the case may be, falls on a date which is not a Business Day, the Maturity Date or the Exercise Date, as the case may be, shall be extended to the next succeeding day that is a Business Day.

(d)	Words importing the singular number also include the plural and vice versa and words importing any gender include all genders.

(e)	The division of this Note into sections or other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Note.

(f)
If any provision of this Note shall be void or unenforceable for any reason, it shall be severed from the remainder of the provisions and such remainder shall remain in full force and effect notwithstanding such severance.  Any court with jurisdiction over any dispute relating to this Note may amend the provisions of this Note and the terms of this Note to the minimum extent required to render the impugned provision valid and enforceable.

(g)	Unless otherwise indicated, any reference to dollar amounts is expressed in United States dollars.

(h)
Except as otherwise provided in this Note, any notice, demand or other communication required or permitted to be given in respect of this Note shall be in writing and shall be given by facsimile, by courier or by hand-delivery as provided below.  Any notice or other communication, if sent by facsimile, shall be deemed to have been received on the Business Day on which it was sent, or if delivered by courier shall be deemed to have been received on the Business Day following the day on which it was sent, or if delivered by hand shall be deemed to have been received at the time it is delivered.  Notice of change of address shall also be governed by this section.  Notices and other communications shall be addressed and delivered as follows:

in the case of the Corporation:

1600 Old Country Road
Plainview, NY 11803
Attention: General Counsel
Tel: 516-622-8376
Fax: 516-622-7510

in the case of the Holder:

c/o PCF 1, LLC
23332 Mill Creek Dr.,
Suite 155
Laguna Hills, CA 92653
Facsimile:  (949) 296-4801
E-mail:  rcampbell@parallaxcap.com
Attention:  Chief Financial Officer

with a copy to (which shall not constitute notice):

Paul Hastings LLP
695 Town Center Drive, 17th Floor
Costa Mesa, CA 92626
Facsimile:  (714) 979-1921
E-mail:  dougschaaf@paulhastings.com
    jasonrednour@paulhastings.com
Attention:  Douglas Schaaf and Jason Rednour

(i)
The Corporation may deem and treat the Holder as the absolute owner of this Note for all purposes and shall not be affected by any notice or knowledge to the contrary except for written notice given by the Holder to the Corporation.

(j)
The terms and conditions of this Note shall enure to the benefit of and be binding upon the Holder and the Holder’s successors and assigns and shall enure to the benefit of and be binding upon the Corporation and its successors and assigns; provided that the Corporation may not assign its obligations hereunder to any person or entity other than in connection with a Sale Event so long as the Holder hereof is paid all amounts due hereunder on the date of such Sale Event.

(k)	This Note may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Note.

[Remainder intentionally left blank]

IN WITNESS WHEREOF the Corporation has caused this Note to be signed by its duly authorized officer effective as of this 30th day of January, 2015.

NEULION, INC.

By:	/s/ Roy E. Reichbach
Name: Roy E. Reichbach
Title: General Counsel and Corporate Secretary

/s/ Stacey Sabo
Witness

Acknowledged and Agreed as of this 30th day of January, 2015:

PCF 1, LLC

By:	/s/ James Hale
Name: James Hale
Title: President

APPENDIX B

AMENDED AND RESTATED
NEULION, INC.
2012 OMNIBUS SECURITIES AND INCENTIVE PLAN
(as amended and restated on June 5, 2014 and June 4, 2015)

AMENDED AND RESTATED
NEULION, INC.
 2012 OMNIBUS SECURITIES AND INCENTIVE PLAN

AMENDED AND RESTATED
NEULION, INC.
2012 OMNIBUS SECURITIES AND INCENTIVE PLAN

Table Of Contents (continued)

Section 17.8	Section 162(m)	B-28
Section 17.9	Section 409A	B-29
Section 17.10	Indemnification	B-29
Section 17.11	Other Plans	B-29
Section 17.12	Limits of Liability	B-29
Section 17.13	Governing Law	B-29
Section 17.14	Severability of Provisions	B-29

AMENDED AND RESTATED
NEULION, INC.
2012 OMNIBUS SECURITIES AND INCENTIVE PLAN

Table Of Contents (continued)

Page

Section 17.15	No Funding	B-30
Section 17.16	Headings	B-30
Section 17.17	Terms of Award Agreements	B-30
Section 17.18	Effect of a Change of Control	B-30

APPENDIX A - PROVISION APPLICABLE TO CANADIAN PERSONS		B-31

AMENDED AND RESTATED
NEULION, INC.
2012 OMNIBUS SECURITIES AND INCENTIVE PLAN

ARTICLE I
PURPOSE

The purpose of this Amended and Restated NeuLion, Inc. 2012 Omnibus Securities and Incentive Plan (the “Plan”) is to benefit the stockholders of NeuLion, Inc., a Delaware corporation (the “Company”), by assisting the Company to attract, retain and provide incentives to key management employees and nonemployee directors of, and nonemployee consultants to, the Company and its Affiliates, and to align the interests of such employees, nonemployee directors and nonemployee consultants with those of the Company’s stockholders. Accordingly, the Plan provides for the granting of Distribution Equivalent Rights, Incentive Stock Options, Non-Qualified Stock Options, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Stock Appreciation Rights, Tandem Stock Appreciation Rights, Unrestricted Stock Awards or any combination of the foregoing, as may be best suited to the circumstances of the particular Employee, Director or Consultant as provided herein.

ARTICLE II
DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

“Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

“Award” shall mean, individually or collectively, any Distribution Equivalent Right, Option, Performance Share Award, Performance Unit Award, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right or Unrestricted Stock Award.

“Award Agreement” shall mean a written agreement between the Company and the Holder with respect to an Award, setting forth the terms and conditions of the Award, and each of which shall constitute a part of the Plan.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean (i) if the Holder is a party to an employment or similar agreement with the Company or an Affiliate which agreement defines “Cause” (or a similar term) therein, “Cause” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Cause” shall mean termination by the Company or an Affiliate of the employment (or other service relationship) of the Holder by reason of the Holder’s (A) intentional failure to perform reasonably assigned duties, (B) dishonesty or willful misconduct in the performance of the Holder’s duties, (C) involvement in a transaction which is materially adverse to the Company or an Affiliate, (D) breach of fiduciary duty involving personal profit, (E) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (F) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company or an Affiliate, or (G) material breach of any provision of the Plan or the Holder’s Award Agreement or any other written agreement between the Holder and the Company or an Affiliate, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.

“Change of Control” shall mean (i) for a Holder who is a party to an employment or consulting agreement with the Company or an Affiliate which agreement defines “Change of Control” (or a similar term) therein, “Change of Control” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Change of Control” shall mean the satisfaction of any one or more of the following conditions (and the “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied):

(a)           Any person (as such term is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”), other than the Company or an Affiliate or an employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

(b)           The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Common Stock immediately prior to the Business Combination have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the Business Combination as immediately before;

(c)           The closing of an agreement for the sale or disposition of all or substantially all of the Company’s assets to any entity that is not an Affiliate;

(d)           The approval by the holders of shares of Common Stock of a plan of complete liquidation of the Company other than a liquidation of the Company into any subsidiary or a liquidation a result of which persons who were stockholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of common stock of the surviving corporation immediately after such liquidation as immediately before; or

(e)           Within any twenty-four (24) month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraphs (a), (b), (c), or (d) of this definition).

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

“Code” shall mean the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

“Committee” shall mean a committee comprised of not less than three (3) members of the Board who are selected by the Board as provided in Section 4.1.

“Common Stock” shall mean the common stock, par value $0.01 per share, of the Company.

“Company” shall mean NeuLion, Inc., a Delaware corporation, and any successor thereto.

“Consultant” shall mean any non-Employee (individual or entity) advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

“Director” shall mean a member of the Board or a member of the board of directors of an Affiliate, in either case, who is not an Employee.

“Distribution Equivalent Right” shall mean an Award granted under Article XIII of the Plan which entitles the Holder to receive bookkeeping credits, cash payments and/or Common Stock distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of shares of Common Stock during the period the Holder held the Distribution Equivalent Right.

“Distribution Equivalent Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Distribution Equivalent Right Award.

“Effective Date” shall mean April 18, 2012.

“Employee” shall mean any employee, including officers, of the Company or an Affiliate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, as determined consistent with the applicable requirements of Sections 409A and 422 of the Code, as of any specified date, the volume-weighted average trading price of the Common Stock (calculated by dividing the total value by the total number of shares of Common Stock traded) for the five (5) trading days immediately preceding such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date) on the Nasdaq Stock Market or a domestic or foreign national securities exchange (including London’s Alternative Investment Market) on which the Common Stock may be listed, as reported in The Wall Street Journal or The Financial Times.  If the Common Stock is not listed on the Nasdaq Stock Market or on a national securities exchange, but is quoted on the OTC Bulletin Board or by the National Quotation Bureau, the Fair Market Value of the Common Stock shall be the mean of the bid and asked prices per share of the Common Stock for such date.  If the Common Stock is not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means, with respect to a particular Award grant, may be set forth with greater specificity in the applicable Award Agreement).  The Fair Market Value of property other than Common Stock shall be determined by the Board in good faith by any fair and reasonable means, and consistent with the applicable requirements of Sections 409A and 422 of the Code.

“Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets, and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

“Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, to the extent applicable.

“Incentive Stock Option” shall mean an Option which is intended by the Committee to constitute an “incentive stock option” under Section 422 of the Code.

“Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

“Insiders” shall have the meaning ascribed thereto in Section 5.1.

“Non-Qualified Stock Option” shall mean an Option which is not an Incentive Stock Option.

“Option” shall mean an Award granted under Article VII of the Plan of an option to purchase shares of Common Stock and includes both Incentive Stock Options and Non-Qualified Stock Options.

“Option Agreement” shall mean a written agreement between the Company and a Holder with respect to an Option.

“Performance Criteria” shall mean the criteria that the Committee selects for purposes of establishing the Performance Goal(s) for a Holder for a Performance Period.

“Performance Goals” shall mean, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria.

“Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives shall be measured for purposes of determining a Holder’s right to, and the payment of, a Qualified Performance-Based Award.

“Performance Share Award” shall mean an Award granted under Article XII of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, shares of Common Stock are paid to the Holder.

“Performance Share Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Share Award.

“Performance Unit” shall mean a Unit awarded to a Holder pursuant to a Performance Unit Award.

“Performance Unit Award” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Performance Unit Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Unit Award.

“Plan” shall mean this NeuLion, Inc. 2012 Omnibus Securities and Incentive Plan, as amended from time to time, together with each of the Award Agreements utilized hereunder.

“Qualified Performance-Based Award” shall mean an Award intended to qualify as “performance-based” compensation under Section 162(m) of the Code.

“Restricted Stock Award” shall mean an Award granted under Article VIII of the Plan of shares of Common Stock, the transferability of which by the Holder shall be subject to Restrictions.

“Restricted Stock Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

“Restricted Stock Unit Award”  shall mean an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual service-related vesting requirements, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Restricted Stock Unit Award Agreement”  shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Unit Award.

“Restriction Period” shall mean the period of time for which shares of Common Stock subject to a Restricted Stock Award shall be subject to Restrictions, as set forth in the applicable Restricted Stock Award Agreement.

“Restrictions” shall mean forfeiture, transfer and/or other restrictions applicable to shares of Common Stock awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Stock Award and set forth in a Restricted Stock Award Agreement.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

“Stock Appreciation Right” shall mean an Award granted under Article XIV of the Plan of a right, granted alone or in connection with a related Option, to receive a payment on the date of exercise.

“Stock Appreciation Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Stock Appreciation Right.

“Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with a related Option, the exercise of which shall result in termination of the otherwise entitlement to purchase some or all of the shares of Common Stock under the related Option, all as set forth in Section 14.2.

“Ten Percent Stockholder” shall mean an Employee who, at the time an Incentive Stock Option is granted to him or her, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

“Total and Permanent Disability” shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, all as described in Section 22(e)(3) of the Code.

“Units” shall mean bookkeeping units, each of which represents such monetary amount as shall be designated by the Committee in each Performance Unit Award Agreement, or represents one (1) share of Common Stock for purposes of each Restricted Stock Unit Award.

“Unrestricted Stock Award” shall mean an Award granted under Article IX of the Plan of shares of Common Stock which are not subject to Restrictions.

“Unrestricted Stock Award Agreement” shall mean a written agreement between the Company and a Holder with respect to an Unrestricted Stock Award.

ARTICLE III
EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the Effective Date, provided that the Plan is approved by the stockholders of the Company within twelve (12) months of such date.

ARTICLE IV
ADMINISTRATION

Section 4.1            Composition of Committee.  The Plan shall be administered by the Committee, which shall be appointed by the Board.  The Committee shall consist solely of three (3) or more Directors who are each (i) “outside directors” within the meaning of Section 162(m) of the Code (“Outside Directors”), (ii) “non-employee directors” within the meaning of Rule 16b-3 (“Non-Employee Directors”) and (iii) “independent” for purposes of any applicable listing requirements; provided, however, that the Board or the Committee may delegate to a committee of one or more members of the Board who are not (x) Outside Directors, the authority to grant Awards to eligible persons who are not (A) then “covered employees” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such Award, or (B) persons with respect to whom the Company wishes to comply with the requirements of Section 162(m) of the Code, and/or (y) Non-Employee Directors, the authority to grant Awards to eligible persons who are not then subject to the requirements of Section 16 of the Exchange Act. If a member of the Committee shall be eligible to receive an Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Award.

Section 4.2            Powers. Subject to the provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including but not limited to determining which Employees, Directors or Consultants shall receive an Award, the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), what type of Award shall be granted, the term of an Award, the date or dates on which an Award vests (including acceleration of vesting), the form of any payment to be made pursuant to an Award, the terms and conditions of an Award (including the forfeiture of the Award (and/or any financial gain) if the Holder of the Award violates any applicable restrictive covenant thereof), the Restrictions under a Restricted Stock Award and the number of shares of Common Stock which may be issued under an Award, all as applicable. In making such determinations the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee in its discretion shall deem relevant.

Section 4.3            Additional Powers.  The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.

Section 4.4            Committee Action.  In the absence of specific rules to the contrary, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting.  No member of the Committee shall have any liability for any good faith action, inaction or determination in connection with the Plan.

ARTICLE V
STOCK SUBJECT TO PLAN AND LIMITATIONS THEREON

Section 5.1           Stock Grant and Award Limits.  The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XV, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed Fifty Million (50,000,000) shares. Shares shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award.  To the extent that an Award lapses, expires, is cancelled, is terminated unexercised or ceases to be exercisable or issuable for any reason, or the rights of its Holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of a new Award. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Awards of Options under Article VII and/or Stock Appreciation Rights under Article XIV, in either or both cases granted to any one Employee during any calendar year, shall be One Million (1,000,000) shares (subject to adjustment in the same manner as provided in Article XV with respect to shares of Common Stock subject to Awards then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which shall permit compensation generated in connection with the exercise of Options or Stock Appreciation Rights to constitute “performance-based” compensation for purposes of Section 162(m) of the Code, including, but not limited to, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code, any shares subject to Options or Stock Appreciation Rights that are canceled or repriced.  Notwithstanding any other provision of the Plan, in no event will the Awards issued to Insiders under the Plan, either alone or when combined with awards made under all other security-based compensation arrangements of the Company, result in shares of Common Stock in excess of Ten Percent (10%) of the Company’s issued and outstanding shares of Common Stock (calculated on a non-diluted basis) being: (a) issued to Insiders in any one (1) year period; or (b) issuable to Insiders at any time. For the purposes of the immediately preceding sentence, “Insiders” shall mean (i) the Chief Executive Officer, the Chief Financial Officer or the Chief Operating Officer of (and any other individual who acts in a similar capacity for) the Company or of a subsidiary of the Company; (ii) a director of the Company or of a subsidiary of the Company; (iii) a person or company responsible for a principal business unit, division or function of the Company; (iv) a management company that provides significant management or administrative services to the Company or a subsidiary of the Company, every director of the management company, the Chief Executive Officer, the Chief Financial Officer or the Chief Operating Officer of (and any other individual who acts in a similar capacity for) the management company, and every stockholder of the management company; (v) an individual performing functions similar to the functions performed by any of the insiders described in clauses (i) to (iv); (vi) any person that (A) in the ordinary course receives or has access to information as to material facts or material changes concerning the Company before the material facts or material changes are generally disclosed; and (B) directly or indirectly exercises, or has the ability to exercise, significant power or influence over the business, operations, capital or development of the Company; or (vii) any other person who is considered an “Insider” within the meaning of the rules of the Toronto Stock Exchange.

Section 5.2           Stock Offered.  The stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock, Common Stock purchased on the open market or Common Stock previously issued and outstanding and reacquired by the Company.

ARTICLE VI
ELIGIBILITY FOR AWARDS; TERMINATION OF
EMPLOYMENT, DIRECTOR STATUS OR CONSULTANT STATUS

Section 6.1            Eligibility.  Awards made under the Plan may be granted solely to persons or entities who, at the time of grant, are Employees, Directors or Consultants. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include, a Non-Qualified Stock Option, a Restricted Stock Award, an Unrestricted Stock Award, a Distribution Equivalent Right Award, a Performance Stock Award, a Performance Unit Award, a Stock Appreciation Right, a Tandem Stock Appreciation Right, any combination thereof or, solely for Employees, an Incentive Stock Option.

Section 6.2            Termination of Employment or Director Status.  Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.4 or 6.5, the following terms and conditions shall apply with respect to the termination of a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death:

(a)           The Holder’s rights, if any, to exercise any then exercisable Non-Qualified Stock Options and/or Stock Appreciation Rights shall terminate:

(1)           If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, three (3) months after the date of such termination of employment or after the date of such termination of Director status;

(2)           If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment or Director status; or

(3)           If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Non-Qualified Stock Options and Stock Appreciation Rights.

(b)           The Holder’s rights, if any, to exercise any then exercisable Incentive Stock Option shall terminate:

(1)           If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, three (3) months after the date of such termination of employment;

(2)           If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment; or

(3)           If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Incentive Stock Options.

(c)           If a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or Restricted Stock Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Restricted Stock Units. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such termination of employment or Director status, that all or a portion of any such Holder’s Restricted Stock and/or Restricted Stock Units shall not be so canceled and forfeited.

Section 6.3             Termination of Consultant Status. Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.4 or 6.5, the following terms and conditions shall apply with respect to the termination of a Holder’s status as a Consultant, for any reason:

(a)           The Holder’s rights, if any, to exercise any then exercisable Non-Qualified Stock Options and/or Stock Appreciation Rights shall terminate:

(1)           If such termination is for a reason other than the Holder’s death, three (3) months after the date of such termination; or

(2)           If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

(b)           If the status of a Holder as a Consultant terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or Restricted Stock Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Restricted Stock Units. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such termination of such a Holder’s status as a Consultant, that all or a portion of any such Holder’s Restricted Stock and/or Restricted Stock Units shall not be so canceled and forfeited.

Section 6.4            Special Termination Rule. Except to the extent inconsistent with the terms of the applicable Award Agreement, and notwithstanding anything to the contrary contained in this Article VI, if a Holder’s employment with, or status as a Director of, the Company or an Affiliate shall terminate, and if, within ninety (90) days of such termination, such Holder shall become a Consultant, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been a Consultant for the entire period during which such Award or portion thereof had been outstanding. Should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her employment or Director status had terminated until such time as his or her Consultant status shall terminate, in which case his or her Award, as it may have been reduced in connection with the Holder’s becoming a Consultant, shall be treated pursuant to the provisions of Section 6.3; provided, however, that any such Award which is intended to be an Incentive Stock Option shall, upon the Holder’s no longer being an Employee, automatically convert to a Non-Qualified Stock Option.  Should a Holder’s status as a Consultant terminate, and if, within ninety (90) days of such termination, such Holder shall become an Employee or a Director, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been an Employee or a Director, as applicable, for the entire period during which such Award or portion thereof had been outstanding, and, should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her Consultant status had terminated until such time as his or her employment with the Company or an Affiliate, or his or her Director status, as applicable, shall terminate, in which case his or her Award shall be treated pursuant to the provisions of Section 6.2.

Section 6.5           Termination for Cause.  Notwithstanding anything in this Article VI or elsewhere in the Plan to the contrary, and unless a Holder’s Award Agreement specifically provides otherwise, should a Holder’s employment, Director status or engagement as a Consultant with or for the Company or an Affiliate be terminated by the Company or Affiliate for Cause, all of such Holder’s then outstanding Awards shall expire immediately and be forfeited in their entirety upon such termination.

ARTICLE VII
OPTIONS

Section 7.1           Option Period.  The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

Section 7.2            Limitations on Exercise of Option.  An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.

Section 7.3           Special Limitations on Incentive Stock Options.  To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Stock Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Stock Options that exceeds such threshold shall be treated as Non-Qualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Committee to be Incentive Stock Options when granted to the Holder, will not constitute Incentive Stock Options because of such limitation, and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an Employee if, at the time the Incentive Stock Option is granted, such Employee is a Ten Percent Stockholder, unless (i) at the time such Incentive Stock Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Incentive Stock Option, and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.  No Incentive Stock Option shall be granted more than ten (10) years from the date on which the Plan is approved by the Company’s stockholders.  The designation by the Committee of an Option as an Incentive Stock Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

Section 7.4            Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Stock Option. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) that have been owned by the Holder for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, 6.4 and 6.5, as applicable, specify the effect of termination of employment, Director status or Consultant status on the exercisability of the Option. Moreover, without limited the generality of the foregoing, an Option Agreement may provide for a “cashless exercise” of the Option, in whole or in part, by (a) establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan as to all or a part of the shares of Common Stock to which he is entitled to receive upon exercise of the Option, pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the shares of Common Stock from the Company directly to a brokerage firm and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company, or (b) reducing the number of shares of Common Stock to be issued upon exercise of the Option by the number of such shares having an aggregate Fair Market Value equal to the Option price (or portion thereof to be so paid) as of the date of the Option’s exercise.  Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, 6.4 and 6.5, as applicable, specify the effect of the termination of the Holder’s employment, Director status or Consultant status on the exercisability of the Option. An Option Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Options, including but not limited to upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made upon a Change of Control resulting from the operation of the Plan or of such Option Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

Section 7.5            Option Price and Payment.  The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee; provided, however, that such Option price (i) shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted, and (ii) shall be subject to adjustment as provided in Article XV. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The Option price for the Option or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement, which manner, with the consent of the Committee, may include the withholding of shares of Common Stock otherwise issuable in connection with the exercise of the Option, for purposes of Section 7.4(b). Separate stock certificates shall be issued by the Company for those shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option and for those shares of Common Stock acquired pursuant to the exercise of a Non-Qualified Stock Option.

Section 7.6           Stockholder Rights and Privileges. The Holder of an Option shall be entitled to all the privileges and rights of a stockholder of the Company solely with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder’s name.

Section 7.7           Options and Rights in Substitution for Stock Options Granted by Other Corporations.  Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by entities who become Employees as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity, or the acquisition by the Company or an Affiliate of stock of the employing entity with the result that such employing entity becomes an Affiliate.

Section 7.8           Prohibition Against Repricing.  Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, excluding any shares of the Company voted by any Holder benefiting from the amendment, or (ii) as a result of any Change of Control or any adjustment as provided in Article XV, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price under any outstanding Option or Stock Appreciation right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Stock Appreciation Rights previously granted.

ARTICLE VIII
RESTRICTED STOCK AWARDS

Section 8.1           Restriction Period to be Established by Committee.  At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 8.2.

Section 8.2           Other Terms and Conditions.  Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. The Holder shall have the right to receive dividends on the Common Stock during the Restriction Period, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the stock certificate during the Restriction Period (with a stock power endorsed by the Holder in blank), (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Common Stock during the Restriction Period and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, be set forth in a Restricted Stock Award Agreement made in conjunction with the Award. Such Restricted Stock Award Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Awards, including but not limited to accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made in connection with a Change of Control resulting from the operation of the Plan or of such Restricted Stock Award Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical.  All shares of Common Stock delivered to a Holder as part of a Restricted Stock Award shall be delivered and reported by the Company or the Affiliate, as applicable, to the Holder by no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s entitlement to such shares becomes vested.

Section 8.3          Payment for Restricted Stock.  The Committee shall determine the amount and form of any payment from a Holder for Common Stock received pursuant to a Restricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

Section 8.4           Restricted Stock Award Agreements. At the time any Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Stock Award Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

ARTICLE IX
UNRESTRICTED STOCK AWARDS

Pursuant to the terms of the applicable Unrestricted Stock Award Agreement, a Holder may be awarded (or sold) shares of Common Stock which are not subject to Restrictions, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

ARTICLE X
RESTRICTED STOCK UNIT AWARDS

Section 10.1         Terms and Conditions.  The Committee shall set forth in the applicable Restricted Stock Unit Award Agreement the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to payment pursuant to Section 10.2 and the number of Units awarded to the Holder.  Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable vesting period.  The terms and conditions of the respective Restricted Stock Unit Award Agreements need not be identical.

Section 10.2         Payments.  The Holder of a Restricted Stock Unit shall be entitled to receive a cash payment equal to the Fair Market Value of a share of Common Stock, or one (1) share of Common Stock, as determined in the sole discretion of the Committee and as set forth in the Restricted Stock Unit Award Agreement, for each Restricted Stock Unit subject to such Restricted Stock Unit Award, if the Holder satisfies the applicable vesting requirement.  Such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the Restricted Stock Unit first becomes vested.

ARTICLE XI
PERFORMANCE UNIT AWARDS

Section 11.1         Terms and Conditions.  The Committee shall set forth in the applicable Performance Unit Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 11.2, the number of Units awarded to the Holder and the dollar value assigned to each such Unit.  Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable performance period.  The terms and conditions of the respective Performance Unit Award Agreements need not be identical.

Section 11.2         Payments.  The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value assigned to such Unit under the applicable Performance Unit Award Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Award Agreement) the performance goals and objectives set forth in such Performance Unit Award Agreement.  If achieved, such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

ARTICLE XII
PERFORMANCE SHARE AWARDS

Section 12.1         Terms and Conditions.  The Committee shall set forth in the applicable Performance Share Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to the receipt of shares of Common Stock pursuant to such Holder’s Performance Share Award and the number of shares of Common Stock subject to such Performance Share Award.  Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such goals and objectives are achieved, the distribution of such Common Shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such goals and objectives relate.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Share Awards, including, but not limited to, rules pertaining to the effect of termination of the Holder’s employment, Director status or Consultant status prior to the expiration of the applicable performance period.  The terms and conditions of the respective Performance Share Award Agreements need not be identical.

Section 12.2         Stockholder Rights and Privileges.  The Holder of a Performance Share Award shall have no rights as a stockholder of the Company until such time, if any, as the Holder actually receives shares of Common Stock pursuant to the Performance Share Award.

ARTICLE XIII
DISTRIBUTION EQUIVALENT RIGHTS

Section 13.1         Terms and Conditions.  The Committee shall set forth in the applicable Distribution Equivalent Rights Award Agreement the terms and conditions applicable to such Award, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional shares of Common Stock or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such Award becomes vested, the distribution of such cash or shares of Common Stock shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s interest in the Award vests. Distribution Equivalent Rights Awards may be settled in cash or in shares of Common Stock, as set forth in the applicable Distribution Equivalent Rights Award Agreement. A Distribution Equivalent Rights Award may, but need not be, awarded in tandem with another Award, whereby, if so awarded, such Distribution Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award.

Section 13.2         Interest Equivalents.  The Distribution Equivalent Rights Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which such interest was credited), at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder.

ARTICLE XIV
STOCK APPRECIATION RIGHTS

Section 14.1         Terms and Conditions.  The Committee shall set forth in the applicable Stock Appreciation Right Award Agreement the terms and conditions of the Stock Appreciation Right, including (i) the base value (the “Base Value”) for the Stock Appreciation Right, which for purposes of a Stock Appreciation Right which is not a Tandem Stock Appreciation Right, shall be not less than the Fair Market Value of a share of the Common Stock on the date of grant of the Stock Appreciation Right, (ii) the number of shares of Common Stock subject to the Stock Appreciation Right, (iii) the period during which the Stock Appreciation Right may be exercised; provided, however, that no Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the Stock Appreciation Right. Upon the exercise of some or all of a Stock Appreciation Right, the Holder shall receive a payment from the Company, in cash or in the form of shares of Common Stock having an equivalent Fair Market Value or in a combination of both, as determined in the sole discretion of the Committee, equal to the product of:

(a)           The excess of (i) the Fair Market Value of a share of the Common Stock on the date of exercise, over (ii) the Base Value, multiplied by;

(b)           The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

Section 14.2           Tandem Stock Appreciation Rights. If the Committee grants a Stock Appreciation Right which is intended to be a Tandem Stock Appreciation Right, the Tandem Stock Appreciation Right shall be granted at the same time as the related Option, and the following special rules shall apply:

(a)           The Base Value shall be equal to or greater than the per share exercise price under the related Option;

(b)           The Tandem Stock Appreciation Right may be exercised for all or part of the shares of Common Stock which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when a share of Common Stock is purchased under the related Option, an equivalent portion of the related Tandem Stock Appreciation Right shall be cancelled);

(c)           The Tandem Stock Appreciation Right shall expire no later than the date of the expiration of the related Option;

(d)           The value of the payment with respect to the Tandem Stock Appreciation Right may be no more than one hundred percent (100%) of the difference between the per share exercise price under the related Option and the Fair Market Value of the shares of Common Stock subject to the related Option at the time the Tandem Stock Appreciation Right is exercised, multiplied by the number of shares of Common Stock with respect to which the Tandem Stock Appreciation Right is exercised; and

(e)           The Tandem Stock Appreciation Right may be exercised solely when the Fair Market Value of a share of Common Stock subject to the related Option exceeds the per share exercise price under the related Option.

ARTICLE XV
RECAPITALIZATION OR REORGANIZATION

Section 15.1         Adjustments to Common Stock.  The shares with respect to which Awards may be granted under the Plan are shares of Common Stock as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of shares of Common Stock underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the purchase price per share of the Common Stock shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the purchase price per share of the Common Stock shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XV, any adjustment made with respect to an Award (x) which is an Incentive Stock Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Stock Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non-Qualified Stock Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non-Qualified Stock Option granted under the Plan to become subject to Section 409A of the Code.

Section 15.2         Recapitalization.  If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Award.

Section 15.3         Other Events.  In the event of changes to the outstanding Common Stock by reason of extraordinary cash dividend, reorganization, mergers, consolidations, combinations, split-ups, spin-offs, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XV, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Board, in such manner as the Board shall deem equitable or appropriate taking into consideration the applicable accounting and tax consequences, as to the number and price of shares of Common Stock or other consideration subject to such Awards. In the event of any adjustment pursuant to Sections 15.1, 15.2 or this Section 15.3, the aggregate number of shares available under the Plan pursuant to Section 5.1 (and the Code Section 162(m) limit set forth therein) may be appropriately adjusted by the Board, the determination of which shall be conclusive.  In addition, the Committee may make provision for a cash payment to a Participant or a person who has an outstanding Award.  The number of shares of Common Stock subject to any Award shall be rounded to the nearest whole number.

Section 15.4        Powers Not Affected.  The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

Section 15.5         No Adjustment for Certain Awards.  Except as hereinabove expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

ARTICLE XVI
AMENDMENT AND TERMINATION OF PLAN

The Plan shall continue in effect, unless sooner terminated pursuant to this Article XVI, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date).  The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Holder with respect to any Award theretofore granted without the consent of the Holder. The Board may without stockholder approval but subject to receipt of the approval of the Toronto Stock Exchange, in its sole discretion make (i) amendments to the Plan of a housekeeping nature; (ii) a change to the vesting provisions of an Award or the Plan; (iii) a change to the termination provisions of an Award or the Plan which does not entail an extension beyond the original expiry date, except as contemplated in the Plan; and (iv) the addition of a cashless exercise feature, payable in cash or securities, which provides for a full deduction of the number of underlying securities from the Plan reserve; provided, however (and subject to the following sentence), that without the approval by a majority of the votes cast at a meeting of stockholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may:

(i)	modify the limits with respect to the maximum number of shares of Common Stock reserved for grant under this Plan;
(ii)	amend this Article XVI;
(iii)	amend, modify or suspend Section 7.8 (repricing prohibitions), including reducing the exercise price of an Option benefiting an Insider;
(iv)	extend the term of an Option benefiting an Insider;
(v)	disproportionately increase the benefits accruing to Insiders; or
(vi)	amend the limits with respect to Insiders set forth in Section 5.1.

With respect to items (iii), (iv), (v) and (vi), any stockholder approval at a meeting of stockholders must exclude any shares of the Company voted by any Insiders benefiting from the amendment or modification.  For greater certainty, shares of the Company voted by any Holder and any Insider will be included in the applicable quorum and stockholder vote with respect to an increase in the maximum number of shares issuable under the Plan.  In addition, no change in any Award theretofore granted may be made which would materially and adversely impair the rights of a Holder with respect to such Award without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code or to exempt the Plan or any Award from Section 409A of the Code).

ARTICLE XVII
MISCELLANEOUS

Section 17.1          No Right to Award.  Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

Section 17.2         No Rights Conferred.  Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of his or her consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

Section 17.3         Other Laws; No Fractional Shares; Withholding.  The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue shares of Common Stock in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award.  Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or shares of Common Stock issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including but not limited to any failure to comply with the requirements of Section 409A of this Code.  No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of shares of Common Stock, no shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Common Stock (including Common Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

Section 17.4         No Restriction on Corporate Action.  Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

Section 17.5         Restrictions on Transfer. No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) except for an Incentive Stock Option, by gift to any Family Member of the Holder. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 17.3 hereof.

Section 17.6         Beneficiary Designations.  Each Holder may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Holder’s death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Holder in writing with the Company during the Holder’s lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.

Section 17.7         Rule 16b-3.  It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

Section 17.8          Section 162(m).  It is intended that the Plan shall comply fully with and meet all the requirements of Section 162(m) of the Code so that Awards hereunder which are made to Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall constitute “performance-based” compensation within the meaning of Section 162(m) of the Code. Any Performance Goal(s) applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based” compensation under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.  The Performance Criteria to be utilized under the Plan to establish Performance Goals shall consist of objective tests based on one or more of the following: earnings or earnings per share, cash flow or cash flow per share, operating cash flow or operating cash flow per share revenue growth, product revenue growth, financial return ratios (such as return on equity, return on investment and/or return on assets), share price performance, stockholder return, equity and/or value, operating income, operating margins, earnings before interest, taxes, depreciation and amortization, earnings, pre- or post-tax income, economic value added (or an equivalent metric), profit returns and margins, credit quality, sales growth, market share, working capital levels, comparisons with various stock market indices, year-end cash, debt reduction, assets under management, operating efficiencies, strategic partnerships or transactions (including co-development, co-marketing, profit sharing, joint venture or other similar arrangements), and/or financing and other capital raising transaction.  Performance criteria may be established on a Company-wide basis or with respect to one or more Company business units or divisions or subsidiaries; and either in absolute terms, relative to the performance of one or more similarly situated companies, or relative to the performance of an index covering a peer group of companies.  When establishing Performance Goals for the applicable Performance Period, the Committee may exclude any or all “extraordinary items” as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes, and as identified in the Company’s financial statements, notes to the Company’s financial statements or management’s discussion and analysis of financial condition and results of operations contained in the Company’s most recent annual report filed with the U.S. Securities and Exchange Commission pursuant to the Exchange Act.  Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee.  If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) of the Code as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m) of the Code.  The Committee may postpone the exercising of Awards, the issuance or delivery of Common Stock under any Award or any action permitted under the Plan to prevent the Company or any subsidiary from being denied a federal income tax deduction with respect to any Award other than an Incentive Stock Option, provided that such deferral satisfies the requirements of Section 409A of the Code.  For purposes of the requirements of Treasury Regulation Section 1.162-27(e)(4)(i), the maximum amount of compensation that may be paid to any Employee under the Plan for a calendar year shall be Ten Million Dollars ($10,000,000).

Section 17.9         Section 409A.  Notwithstanding any other provision of the Plan, the Committee shall have no authority to issue an Award under the Plan with terms and/or conditions which would cause such Award to constitute non-qualified “deferred compensation” under Section 409A of the Code.  Accordingly, by way of example but not limitation, no Option shall be granted under the Plan with a per share Option exercise price which is less than the Fair Market Value of a share of Common Stock on the date of grant of the Option.  Notwithstanding anything herein to the contrary, no Award Agreement shall provide for any deferral feature with respect to an Award which constitutes a deferral of compensation under Section 409A of the Code.  The Plan and all Award Agreements are intended to comply with the requirements of Section 409A of the Code (so as to be exempt therefrom) and shall be so interpreted and construed.

Section 17.10       Indemnification.  Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

Section 17.11        Other Plans.  No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received.  Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

Section 17.12       Limits of Liability.  Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

Section 17.13       Governing Law.  Except as otherwise provided herein, the Plan shall be construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

Section 17.14       Severability of Provisions.  If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

Section 17.15       No Funding.  The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award.

Section 17.16       Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

Section 17.17       Terms of Award Agreements. Each Award shall be evidenced by an Award Agreement, which Award Agreement, if it provides for the issuance of Common Stock, shall require the Holder to enter into and be bound by the terms of the Company’s Stockholders’ Agreement, if any.  The terms of the Award Agreements utilized under the Plan need not be the same.

Section 17.18       Effect of a Change of Control.  In the event of a Change of Control, all then outstanding Awards shall automatically become full vested and, as applicable, immediately exercisable.

 AMENDED AND RESTATED NEULION, INC. 2012 OMNIBUS SECURITIES AND INCENTIVE PLAN

APPENDIX A

 PROVISION APPLICABLE TO CANADIAN PERSONS

Notwithstanding the definition of “Consultant” contained in Section 1.1 of the Amended and Restated NeuLion, Inc. 2012 Omnibus Securities and Incentive Plan (the “Plan”), for the purposes of determining whether a person or company that is resident in any province of territory of Canada or is otherwise subject to the laws of any province or territory of Canada or the federal laws of Canada applicable therein qualifies as a “Consultant” under the Plan, reference shall be had to the following definition of “Consultant”:

“Consultant” shall mean any non-Employee (individual or entity) advisor to the Company or an Affiliate who or which has a written contract directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto, other than services provided in relation to a distribution of securities of the Company, and who spends or will spend a significant amount of time and attention on the affairs and business of Company or an Affiliate.

All capitalized terms not otherwise defined in this Appendix A will have the meaning ascribed to such capitalized term in the Plan.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 pm Eastern Time on June 3, 2015.
Vote by Internet • Go to www.investorvote.com/NEUL • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website
Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.

1. ELECTION OF DIRECTORS:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain

01 - Gabriel A. Battista	☐	☐	☐	02 - Robert E. Bostrom	☐	☐	☐	03 – John A. Coelho	☐	☐	☐
04 – James R. Hale	☐	☐	☐	05 - Shirley Strum Kenny	☐	☐	☐	06 - David Kronfeld	☐	☐	☐
07 - Nancy Li	☐	☐	☐	08 - Roy E. Reichbach	☐	☐	☐	09 - Charles B. Wang	☐	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS:	☐	☐	☐	3. APPROVAL OF CONVERSION OF NOTE:	☐	☐	☐

	For	Against	Abstain
4. APPROVAL OF 2012 PLAN AMENDMENT:	☐	☐	☐

B Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.	Meeting Attendance	☐
Mark the box to the right if you plan to attend the Annual Meeting.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — NEULION, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NEULION, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS OF NEULION, INC. TO BE HELD ON JUNE 4, 2015

Roy E. Reichbach and Arthur J. McCarthy, and each of them, each with full power of substitution, hereby are authorized to vote as specified below or, with respect to any matter not set forth below, as they or their substitutes present and acting at the meeting shall unanimously determine, all of the shares of capital stock of NeuLion, Inc. that the undersigned would be entitled to vote, if personally present, at the 2015 Annual Meeting of Stockholders of NeuLion, Inc. and any adjournment thereof.

Unless otherwise specified, this proxy will be voted FOR Proposals 1, 2, 3 and 4. The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE SO THAT IT ARRIVES BY 5:00 P.M. EASTERN TIME ON JUNE 3, 2015.

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